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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Mirati Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MIRATI THERAPEUTICS, INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2014

NOTICE AND PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2014

To the Stockholders of Mirati Therapeutics, Inc.:

        Notice is hereby given that the 2014 Annual Meeting of Stockholders (the "Annual Meeting") of Mirati Therapeutics, Inc., a Delaware corporation, will be held on Wednesday, May 21, 2014, beginning promptly at 9:00 a.m., Pacific Time. You are being asked to vote on the following matters:

  1.
  To elect the nominees for director named in the accompanying proxy statement to serve for the ensuing year and until their successors are elected.

  2.
  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

  3.
  To approve an increase of 900,000 shares in the aggregate number of shares of our common stock authorized for issuance under our 2013 Equity Incentive Plan.

  4.
  To conduct any other business properly brought before the meeting.

        Our Board of Directors recommends a vote "FOR" each of the proposals. The accompanying proxy statement contains additional information and should be carefully reviewed by stockholders.

        The Annual Meeting will be a completely virtual meeting of stockholders. To participate, vote or submit questions during the Annual Meeting via live webcast, please visit www.virtualshareholdermeeting.com/MRTX2014. You will not be able to attend the Annual Meeting in person.

        Our Board of Directors has fixed the close of business on March 25, 2014, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. We intend to mail these proxy materials on or about April 17, 2014 to all stockholders as of the record date.

        Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your vote is counted at the Annual Meeting. Even if you have voted by proxy, you may still vote if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 21, 2014 at 9:00 a.m. Pacific Time via live webcast at www.virtualshareholdermeeting.com/MRTX2014.

The proxy statement and annual report to stockholders are available at www.materials.proxyvote.com/60468T.

By Order of the Board of Directors,

Charles M. Baum, MD, PhD President and Chief Executive Officer

San Diego, California
April 17, 2014

2014 PROXY STATEMENT

INTRODUCTION

        The Board of Directors of Mirati Therapeutics, Inc., a Delaware corporation ("Mirati," the "Company," "we," "us" or "our"), has made these proxy materials available to you on the Internet and has delivered these proxy materials to you in connection with the solicitation of proxies for use at the 2014 Annual Meeting of Stockholders ("Annual Meeting"). The Annual Meeting will be a virtual meeting, conducted via live webcast on the Internet at www.virtualshareholdermeeting.com/MRTX2014 on Wednesday, May 21, 2014, at 9:00 a.m. (Pacific Time), or at any adjournment or postponement thereof, for the purposes stated herein.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

        We have sent you these proxy materials because the Board of Directors (sometimes referred to as the "Board") of Mirati Therapeutics Inc. (sometimes referred to as "we," "us," the "Company" or "Mirati") is soliciting your proxy to vote at the 2014 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

        We intend to mail these proxy materials on or about April 17, 2014 to all stockholders of record.

Participating in the Annual Meeting

        We will be hosting the Annual Meeting live via Internet webcast. You will not be able to attend the meeting in person. A summary of the information you need to attend the Annual Meeting online is provided below:

  •
  Any stockholder may listen to the Annual Meeting and participate live via webcast at www.virtualshareholdermeeting.com/MRTX2014. The webcast will begin at 9:00 a.m. Pacific Time on May 21, 2014.

  •
  Stockholders may vote and submit questions during the Annual Meeting via live webcast.

  •
  To enter the meeting, please have your 12-digit control number which is available on your proxy card. If you do not have your 12-digit control number, you will be able to listen to the meeting only. You will not be able to vote or submit questions during the meeting.

  •
  Instructions on how to connect to and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/MRTX2014.

Voting Rights and Outstanding Shares

        Only stockholders of record as of the close of business on March 25, 2014, the record date, are entitled to notice of and to vote at the Annual Meeting. On the record date, 13,475,527 shares of our common stock were issued, outstanding and entitled to vote. Each share of our common stock that you own entitles you to one vote on all matters to be voted upon at the Annual Meeting. We will have a quorum to conduct the business of the Annual Meeting if the holders of a majority of the outstanding shares of our common stock entitled to vote are present themselves or by proxy. Abstentions and broker non-votes (i.e., shares of common stock held by a broker, bank or other nominee that are represented at the meeting, but that the broker, bank or other nominee is not empowered to vote on a particular proposal) will be counted in determining whether a quorum is present at the meeting.

Can I attend the Annual Meeting?

        We will be hosting the Annual Meeting via live webcast on the Internet. You will not be able to attend the Annual Meeting in person. Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/MRTX2014. The webcast will start at 9:00 a.m., Pacific Time, on May 21, 2014. Stockholders may vote and submit questions while connected to the Annual Meeting on the Internet.

What do I need in order to be able to participate in the Annual Meeting online?

        You will need the 12-digit control number included on your proxy card in order to be able to vote your shares or submit questions during the meeting. Instructions on how to connect and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/MRTX2014. If you do not have your 12-digit control number, you will be able to listen to the meeting only—you will not be able to vote or submit questions during the meeting.

Who can vote at the Annual Meeting?

        Only stockholders of record at the close of business on March 25, 2014, will be entitled to vote at the Annual Meeting. On the record date, there were 13,457,527 shares of our common stock outstanding and entitled to vote.

  Stockholder of Record: Shares Registered in Your Name

        If on March 25, 2014, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on March 25, 2014, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

        There are three matters scheduled for a vote:

  •
  Election of the nominees for director named in the proxy statement;

  •
  Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014; and

  •
  The approval of an increase of 900,000 shares in the aggregate number of shares of our common stock authorized for issuance under our 2013 Equity Incentive Plan (the "2013 EIP").

What if another matter is properly brought before the meeting?

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

How do I vote?

        For the election of directors, you may either vote "For" all nominees or you may "Withhold" your vote for any nominee you specify. For any other matter to be voted on, you may vote "For" or "Against" or you may abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote at the Annual Meeting or vote by proxy using the enclosed proxy card. Alternatively, you may vote by proxy either by telephone or on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote even if you have already voted by proxy.

  •
  To vote by telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on May 20, 2014 to be counted.

  •
  To vote on the Internet, go to www.proxyvote.com and follow the instructions to complete an electronic proxy card. You will be asked to provide the control number from the enclosed proxy card. Your Internet vote must be received by 11:59 p.m. Eastern Time on May 20, 2014 to be counted.

  •
  To vote using the proxy card, simply complete, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

  •
  To vote during the Annual Meeting, follow the instructions posted at www.viratualshreholdermeeting.com/MRTX2014.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

        Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock you own as of March 25, 2014.

What if I return a proxy card or otherwise vote but do not make specific choices?

        If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, "For" Proposal 1, the election of all nominees for Director, "For" Proposal 2, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and "For" Proposal 3 to approve an increase of 900,000 shares in the aggregate number of shares of our common stock authorized for issuance under our 2013 EIP. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

        The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of our common stock, will be borne by us. Our Directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

What does it mean if I receive more than one set of proxy materials?

        If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each proxy card in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

  Stockholder of Record: Shares Registered in Your Name

        Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may grant a subsequent proxy by telephone or through the Internet.

  •
  You may send a timely written notice that you are revoking your proxy to our Secretary at 9360 Towne Centre Drive, Suite 200, San Diego, CA 92121. To be timely, a written notice revoking your proxy must be received by May 20, 2014.

  •
  You may vote during the Annual Meeting which will be hosted via the Internet.

        Your most current proxy card or telephone or Internet proxy is the one that is counted.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank with respect to changing your vote.

When are stockholder proposals and director nominations due for the 2015 Annual Meeting of Stockholders?

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by December 18, 2014, to the attention of our Secretary at 9363 Towne Centre Drive, Suite 200, San Diego, California 92121. Nothing in this paragraph shall be deemed to require us to include in our proxy statement and proxy card for such meeting any stockholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If you wish to submit a proposal (including a director nomination) at the 2015 Annual Meeting of Stockholders that is not to be included in next year's proxy materials, your written request must be received by our Secretary between January 21, 2015 and February 20, 2015. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and "Withhold" and, with respect to any proposals other than the election of directors, "Against" votes, abstentions and broker non-votes. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions. Abstentions will be counted towards the vote total for each of proposals 2 and 3, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

        If your shares are held by your broker, bank or other agent as your nominee (that is, in "street name"), that nominee will provide you with a voting instruction form. Please follow the instructions included on that form regarding how to instruct your broker, bank or other agent to vote your shares. If you do not give instructions to your broker, bank or other agent, they can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker, bank or other agent may vote shares held in street name in the absence of your voting instructions, and include the ratification of the selection of our independent registered public accounting firm. On non-discretionary items for which you do not give instructions to your broker, bank or other agent, which include the election of directors and the approval of the increase of 900,000 shares in the aggregate number of shares of our common stock authorized for issuance under our 2013 EIP, the shares will be treated as broker non-votes.

What are "broker non-votes"?

        As discussed above, when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be "non-routine," the broker or nominee cannot vote the shares. These un-voted shares are counted as "broker non-votes."

How many votes are needed to approve each proposal?

  •
  For the election of Directors, the five nominees named in this proxy statement receiving the most "For" votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of Directors will be elected. Only votes "For" or "Withheld" will affect the outcome.

  •
  To be approved, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2014 must receive "For" votes from the holders of a majority of shares present at the Annual Meeting or represented by proxy and entitled to vote.

  •
  To be approved, the increase of 900,000 shares in the aggregate number of shares of our common stock authorized for issuance under our 2013 EIP must receive a "For" vote from the majority of shares present at the Annual Meeting or represented by proxy and entitled to vote.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the outstanding shares entitled to vote are present at the meeting or represented by proxy. On the record date, there were 13,475,527 shares outstanding and entitled to vote. Thus, the holders of at least 6,737,764 shares must be present or represented by proxy at the meeting to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the Internet?

        The proxy statement and annual report to stockholders are available at materials.proxyvote.com/MRTX2014.

PROPOSAL 1

ELECTION OF DIRECTORS

        Our Board of Directors currently consists of seven members, five of whom have been nominated for re-election as a director this year: Charles M. Baum, M.D., Ph.D.; Henry J. Fuchs, M.D.; Craig Johnson; Rodney W. Lappe, Ph.D.; and William R. Ringo. Martin Godbout, O.C., Ph.D. and Peter A. Thompson, M.D. will not be standing for reelection at the Annual Meeting. As a result, immediately following the Annual Meeting our Board will be composed of five directors and two seats will be vacant. Those seats will remain vacant until our Nominating and Corporate Governance Committee identifies a suitable candidate for each seat and such candidate is appointed or elected to the Board of Directors or until our Board of Directors reduces the size of the Board if each seat is not filled. Each nominee for director is to be elected at the Annual Meeting to serve until our 2015 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Each of the nominees is currently a director of Mirati.

        Directors are elected by a plurality of the votes present at the meeting or by proxy and entitled to vote at the meeting. The five nominees named in the proxy statement receiving the most "For" votes (among votes properly cast at the Annual Meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed or authenticated proxies will be voted "For" the election of the five nominees named above or, if any nominee becomes unavailable for election as a result of an unexpected occurrence, "For" the election of a substitute nominee designated by our Board of Directors. Each nominee has agreed to serve as a director if elected and we have no reason to believe that any nominee will be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTEFORTHE ELECTION OF
EACH NOMINEE NAMED ABOVE.

Name	Age	Position
Charles M. Baum, M.D., Ph.D.	56	President and Chief Executive Officer, Director
Henry J. Fuchs, M.D.(2)(3)	56	Director
Craig Johnson(1)(2)	52	Director
Rodney W. Lappe, Ph.D.(3)	59	Chairman of the Board
William R. Ringo	68	Director

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Nominating and Corporate Governance Committee

        Charles M. Baum, M.D., Ph.D. has served as our President and Chief Executive Officer and member of our Board of Directors since November 2012. From June 2003 to September 2012, he was at Pfizer as Senior Vice President for Biotherapeutic Clinical Research within Pfizer's Worldwide Research & Development division and as Vice President and Head of Oncology Development and Chief Medical Officer for Pfizer's Biotherapeutics and Bioinnovation Center. From 2000 to 2003, he was responsible for the development of several oncology compounds at Schering-Plough Corporation (acquired by Merck). His career has included academic and hospital positions at Stanford University and Emory University, as well as positions of increasing responsibility within the pharmaceutical industry at SyStemix, Inc. (acquired by Novartis AG), G.D. Searle & Company (acquired by Pfizer), Schering-Plough Corporation (acquired by Merck) and Pfizer. Dr. Baum received his M.D. and Ph.D. (Immunology) degrees from Washington University School of Medicine in St. Louis, Missouri and completed his post-doctoral training at Stanford University.

        Dr. Baum's experience in the pharmaceutical industry provides our Board of Directors with subject matter expertise. In addition, through his position as Chief Medical Officer for Pfizer's Biotherapeutics and Bioinnovation Center, Dr. Baum has acquired the operational expertise which we believe qualifies him to serve on our Board of Directors.

        Henry J. Fuchs, M.D. has served as a member of our Board of Directors since February 2012. Since March 2009, Dr. Fuchs has served as the Executive Vice President and Chief Medical Officer of BioMarin Pharmaceutical Inc. From September 2005 to December 2008, Dr. Fuchs was Executive Vice President and Chief Medical Officer of Onyx Pharmaceuticals, Inc. From 1996 to 2005, Dr. Fuchs served in multiple roles of increasing responsibility at Ardea Biosciences, Inc., first as Vice President, Clinical Affairs, then as President and Chief Operating Officer, and finally as Chief Executive Officer. From 1987 to 1996, Dr. Fuchs held various positions at Genentech Inc. Dr. Fuchs serves on the Board of Directors of Genomics Health, Inc. and was on the Board of Directors of Ardea Biosciences, Inc. from 1996 until its acquisition by AstraZenaca PLC in 2012. Dr. Fuchs received a B.A. in Biochemical Sciences from Harvard University, and an M.D. from George Washington University.

        We believe that Dr. Fuchs' experience as an executive and his breadth of knowledge and valuable understanding of the pharmaceutical industry qualify him to serve on our Board of Directors.

        Craig Johnson has served as a member of our Board of Directors since September 2013. Mr. Johnson serves on the boards of directors for several life science companies. He is currently a director for Heron Therapeutics, Inc., a NASDAQ-listed specialty pharmaceutical company; Adamis Pharmaceuticals Corporation, a NASDAQ-listed biopharmaceutical company; and La Jolla Pharmaceutical Company, a NASDAQ-listed biopharmaceutical company. Mr. Johnson also served as a past director of Ardea Biosciences, Inc., a NASDAQ-listed biotechnology company, from 2008 until its sale to AstraZeneca PLC in 2012. In addition to his board service, Mr. Johnson has served as an advisor to Daisas Medical, LLC since 2012. From 2011 to 2012 he was Chief Financial Officer of PURE Bioscience, Inc., and from 2010 to 2011 he was Senior Vice President and Chief Financial Officer of NovaDel Pharma Inc. Mr. Johnson served as Vice President and Chief Financial Officer of TorreyPines Therapeutics, Inc. from 2004 until its sale to Raptor Pharmaceuticals Corp. in 2009, and then as Vice President of a wholly-owned subsidiary of Raptor Pharmaceutical Corp. from 2009 to 2010. He held several positions, including Chief Financial Officer and Senior Vice President of Operations, at MitoKor, Inc. from 1994 to 2004. Prior to 1994, Mr. Johnson held senior financial positions with several early-stage technology companies, and also practiced as a Certified Public Accountant with Price Waterhouse. Mr. Johnson received his B.B.A. in accounting from the University of Michigan-Dearborn.

        We believe Mr. Johnson's leadership and experience and skills in accounting and finance qualify him to serve on our Board of Directors.

        Rodney Lappe, Ph.D. has served as a member of our Board of Directors since June 2012, and as Chairman of the Board since July 2013. Since January 2012, Dr. Lappe has served as the Senior Vice President of Tavistock Life Sciences, a private investment firm. From January 2004 to December 2011, Dr. Lappe was Group Senior Vice President, Pfizer Worldwide Research and Development and Chief Scientific Officer for CovX in San Diego, California. Dr. Lappe joined Pfizer with the CovX acquisition in 2008. From 2000 to 2002, Dr. Lappe served as Vice President for cardiovascular and metabolic diseases at Pharmacia. He was also site leader for Pharmacia in St. Louis. Prior to joining Pharmacia, he held positions of increasing responsibility with Wyeth, Rorer Central Research, CIBA Geigy and Searle Pharmaceuticals. Dr. Lappe received his B.A. from Blackburn College and his Ph.D. in Pharmacology from Indiana University.

        We believe Dr. Lappe's extensive experience managing pharmaceutical and biotech companies bring important strategic insight and qualifies him to serve on our Board of Directors.

        William (Bill) R. Ringo has served on our Board of Directors since March 2014. Since July 2010 he has been a senior advisor with Barclays Capital, the global investment banking division of Barclays Bank PLC. Since July 2010, Mr. Ringo has also served as a strategic advisor with Sofinnova Ventures, a life sciences-focused investment firm. Prior to his advisory roles with Barclays Capital and Sofinnova Ventures, Mr. Ringo served as senior Vice President of Strategy and Business Development for Pfizer Inc., a biopharmaceutical company, from April 2008 until his retirement in April 2010. From 2004 to 2006, Mr. Ringo served as President and Chief Executive Officer of Abgenix, Inc., a private biotechnology company. Mr. Ringo served on the Onyx Pharmaceuticals, Inc. board of directors from Feburary 2011 until October 2013. From 2001 to 2007, he served on various boards of directors, including Encysive Pharmaceuticals, Inc., Inspire Pharmaceuticals, Inc. and InterMune, Inc. where he was the non-executive chairman of the board of directors after serving as interim Chief Executive Officer from June to September 2003. From 1994 to 2002, he served as a director and chairman of the board for Community Health Systems, Inc. His experience in the global pharmaceutical sector also includes nearly 30 years with Eli Lilly and Company. Over the course of his career with Lilly, Mr. Ringo served in numerous executive roles, including Product Group President for oncology and critical care, President of internal medicine products, President of the infectious diseases business unit, and Vice President of sales and marketing for U.S. pharmaceuticals. He also was a member of Lilly's operating committee. Mr. Ringo is a director and chairman of the board of Sangamo BioSciences, Inc., Immune Design, and is an advisor to Ascendis Pharma A/S. He also serves on the board of directors of BioCrossroads, an Indiana initiative and public-private collaboration that focuses on growing, advancing, and investing in the life sciences. Mr. Ringo received his B.S. in business administration and his M.B.A. from the University of Dayton.

        We believe that Mr. Ringo's extensive experience in executive and board roles in the pharmaceutical industry qualify him to serve on our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Composition and Independence

        Our business and affairs are organized under the direction of our Board of Directors, which currently consists of seven members. The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required.

        Our Board of Directors has determined that six of our seven directors, Martin Godbout, O.C., Ph.D., Henry J. Fuchs, M.D., Rodney W. Lappe, Ph.D., Craig Johnson, William R. Ringo and Peter Thompson, M.D., are independent directors, as defined by Rule 5605(a)(2) of the NASDAQ Listing Rules.

        Each director serves until the next annual meeting of stockholders following such director's election to the Board of Directors and until his successor is duly elected and qualified. The authorized size of our Board of Directors is currently seven members. However, Martin Godbout, O.C., Ph.D. and Peter S. Thompson, M.D. will not be standing for reelection at this Annual Meeting. As a result, immediately following the Annual Meeting our Board will be composed of five directors and two seats will be vacant until our Nominating and Corporate Governance Committee identifies a suitable candidate for each seat and such candidate is appointed or elected to the Board of Directors or until our Board of Directors reduces the size of the Board if each seat is not filled. The authorized number of directors may be changed only by resolution of the Board of Directors. Our directors may be removed for cause by the affirmative vote of the holders of a majority of our voting stock.

Stockholder Communications with the Board of Directors

        Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board of Directors or any of its directors. Stockholders who wish to communicate with the Board of Directors may do so by sending written communications addressed to the Secretary of Mirati Therapeutics, Inc. at 9363 Towne Centre Drive, Suite 200, San Diego, CA 92121. Each communication must set forth: the name and address of our stockholder on whose behalf the communication is sent and the number of Company shares that are owned beneficially by such stockholder as of the date of the communication. Each communication will be reviewed by our Secretary to determine whether it is appropriate for presentation to the Board of Directors or such director. Communications determined by our Secretary to be appropriate for presentation to the Board of Directors or such director will be submitted to the Board of Directors or such director on a periodic basis.

Code of Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.mirati.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Board of Directors Leadership Structure

        The Board of Directors has a Chairman of the Board, Dr. Lappe, who has authority, among other things, to call and preside over Board of Directors meetings, to set meeting agendas, and to determine materials to be distributed to the Board of Directors. Accordingly, the Chairman has substantial ability to shape the work of the Board of Directors. In addition, we have a separate chair for each committee of the Board of Directors. The chairs of each committee are expected to report at least annually to the Board of Directors on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify any shortcomings should that be the case. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board of Directors in its oversight of our business and affairs. In addition, we believe that having a separate Chairman creates an environment that is more conducive to objective evaluation and oversight of management's performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management's actions are in our best interests and the best interests of our stockholders. As a result, we believe that having a separate Chairman can enhance the effectiveness of the Board of Directors as a whole.

Role of the Board of Directors in Risk Oversight

        The Audit Committee of the Board of Directors is primarily responsible for overseeing our risk management processes on behalf of the Board of Directors. Going forward, we expect that the Audit Committee will receive reports from management at least quarterly regarding our assessment of risks. In addition, the Audit Committee reports regularly to the Board of Directors, which also considers our risk profile. The Audit Committee and the Board of Directors focus on the most significant risks we face and our general risk management strategies. While the Board of Directors oversees our risk management, management is responsible for day-to-day risk management processes. The Board of Directors expects management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the Audit Committee and the Board of Directors. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that the Board of Directors leadership structure, which also emphasizes the independence of the Board of Directors in its oversight of its business and affairs, supports this approach.

Meetings of the Board of Directors

        The Board of Directors held 16 meetings during 2013, which includes meetings for Methylgene, Inc. prior to the Arrangement agreement described under the heading "Change in Control". Each Board member attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he served, held during the portion of the last fiscal year for which he was a director or committee member.

Information Regarding Committees of the Board of Directors

  The Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

  The following table provides membership and meeting information for fiscal year 2013 for each of the committees of the Board of Directors:

Name	Audit		Compensation		Nominating and Corporate Governance
Henry J. Fuchs, M.D.(1)			X		X
Martin Godbout, O.C., Ph.D.(2)	X		X	*
Craig Johnson(3)**	X	*	X
Rodney W. Lappe, Ph.D.					X
Margaret Mulligan(4)
Peter Thompson, M.D.(5)	X				X	*
Total meetings in 2013	6		4		1

*
Committee Chairperson

**
Financial Expert

(1)
Dr. Fuchs served on the Audit Committee from July 2013 through August 2013. Dr. Fuchs was appointed to the Compensation Committee in November 2013.

(2)
Dr. Godbout served as a member and as the Chair of the Nominating and Corporate Governance Committee through November 2013.

(3)
Mr. Johnson has served as a Director and as Chair of the Audit Committee since August 2013 and as a member of the Compensation Committee since November 2013.

(4)
Ms. Mulligan served as a Director, as Chair of the Audit Committee and as a member of the Compensation Committee through June 2013.

(5)
Dr. Thompson served as a member of the Compensation Committee through November 2013 and as a member and Chair of the Nominating and Corporate Governance Committee since November 2013.

        Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable NASDAQ rules and regulations regarding "independence" and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to us.

        Below is a description of each committee of the Board of Directors.

Audit Committee

        The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to oversee our corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The principal duties of the Audit Committee of the Board of Directors include assisting the Board of Directors in its oversight of:

  •
  the quality and integrity of our financial statements and reports;

  •
  our accounting and financial reporting process, system of internal controls over financial reporting and audit process;

  •
  compliance with, and process for monitoring compliance with, legal and regulatory requirements;

  •
  the independent auditors' qualifications, independence and performance;

  •
  our legal, regulatory and ethical compliance programs as established by management and the Board of Directors; and

  •
  pre-approval of all audit and non-audit services provided by the independent registered public accounting firm.

        The current members of the Audit Committee are Mr. Johnson (chair), Dr. Godbout and Dr. Thompson. The Board expects to appoint two new directors as members of the Audit Committee prior to the Annual Meeting in anticipation of Dr. Godbout and Dr. Thompson not standing for reelection. The Audit Committee met six times during 2013. Our Board of Directors has determined that each member of the Audit Committee is an independent director under Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing standards and under Rule 10A-3 under the Exchange Act. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with NASDAQ audit committee requirements. In arriving at this determination, the Board of Directors has examined each Audit Committee member's scope of experience and the nature of their employment in the corporate finance sector.

        Our Board of Directors has determined that Mr. Johnson qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NASDAQ Listing Rules. In making this determination, our Board of Directors has considered formal education and the nature and scope of experience each has previously had with public companies. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.

        The Audit Committee charter can be found on our website at www.mirati.com in the Corporate Governance section.

Report of the Audit Committee of the Board of Directors

        The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

        The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2013 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 16, "Communications with Audit Committees" issued by the Public Company Accounting Oversight Board ("PCAOB"). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm's independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Audit Committee Craig Johnson, Chair Martin Godbout Peter Thompson

Compensation Committee

        The principal duties of the Compensation Committee of the Board of Directors include:

  •
  reviewing and approving our overall compensation strategy and policies;

  •
  reviewing and approving corporate performance goals, compensation and other terms of employment of our executive officers;

  •
  reviewing the compensation of our non-employee directors;

  •
  administering our stock option and purchase plans; and

  •
  reviewing, discussing with management and approving the annual report on executive compensation for purposes of disclosure to our stockholders.

        In addition, the Compensation Committee reviews and approves overall compensation strategies and policies. In exercising these duties the Compensation Committee ensures that our compensation programs, particularly in connection with bonus targets, are aligned with the interests of our stockholders and other stakeholders. The named executive officers' bonus targets are based on corporate-based goals that strive to increase stockholder value.

        The Compensation Committee regularly enlists the services of a third-party company to conduct an evaluation of current market practices to benchmark against our current practices. The last such review was undertaken by Barney & Barney LLC in January 2014.

        The current members of the Compensation Committee are Dr. Godbout (chair), Dr. Fuchs and Mr. Johnson. The Board expects to appoint one new director as a member of the Compensation Committee prior to the Annual Meeting in anticipation Dr. Godbout not standing for reelection. Our Board of Directors has determined that all such members are independent under the NASDAQ Listing Rules, are "non-employee directors" as defined in Rule 16(b)-3 promulgated under the Exchange Act and are "outside directors" as that term is defined in Section 162(m) of the Code. The Compensation Committee met four times during 2013.

        Typically, the Compensation Committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all our books, records, facilities and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant's reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and NASDAQ, that bear upon the adviser's independence; however, there is no requirement that any adviser be independent.

        During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and NASDAQ described above, the Compensation Committee engaged Barney and Barney LLC as compensation consultants. Barney and Barney LLC was selected based upon its reputation and experience as compensation consultants and in working with companies similar to Mirati. The Compensation Committee requested that Barney and Barney conduct an evaluation of current market practices to benchmark against our current practices

        Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. In March 2014, the Compensation Committee formed a New Hire Non-Officer Stock Option Subcommittee, currently composed of Charles M. Baum and Mark J. Gergen, to which it delegated authority to grant, without any further action required by the Compensation Committee, stock options to newly hired employees who are not our officers within pre-established guidelines.

        Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. Generally, the Compensation Committee's process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee's compensation consultant, including analyses of executive compensation paid at other companies identified by the consultant.

        The Compensation Committee charter can be found on our website at www.mirati.com in the Corporate Governance section.

Nominating and Corporate Governance Committee

        The principal duties of the Nominating and Corporate Governance Committee of the Board of Directors are to develop and implement a set of corporate governance principles and policies, including a code of business conduct and ethics, assess the performance of the Board of Directors, its committees and the contributions of individual directors, and review and oversee management succession planning. As part of this process the Nominating and Corporate Governance Committee periodically reviews and assesses these policies and principles and their application and recommends to the Board of Directors any changes to such policies and principles. The principal duties of the Nominating and Corporate Governance Committee in connection with the nomination of directors are to evaluate the size of the Board of Directors; identify the skill sets currently available and skill sets that may be required; and recommend to the Board of Directors the director nominees to be put before the stockholders at our annual meeting.

        The current members of the Nominating and Corporate Governance Committee are Dr. Thompson (chair), Dr. Fuchs and Dr. Lappe. The Board expects to appoint one new director to serve as a member of the Nominating and Corporate Governance Committee prior to the Annual Meeting in anticipation of Dr. Thompson not standing for reelection. Our Board of Directors has determined that all such members are independent under Rule 5605(a)(2) of the NASDAQ listing standards. The Nominating and Corporate Governance Committee met one time during 2013.The Nominating and Corporate Governance Committee charter can be found on our website at www.mirati.com in the Corporate Governance section.

        The Nominating and Corporate Governance Committee believes that candidates for director, both individually and collectively, can and do provide the integrity, experience, judgment, commitment (including having sufficient time to devote to us and level of participation), skills, diversity and expertise appropriate for us. In assessing the directors, both individually and collectively, the Nominating and Corporate Governance Committee may consider our current needs and the needs of the Board of Directors and to maintain a balance of knowledge, experience and capability in various areas. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate given our current needs and the needs of the Board of Directors, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors' overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors' independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates' qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

        The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 9363 Towne Centre Drive, Suite 200, San Diego, CA 92121, Attn: Secretary, no later than the 90th day and no earlier than the 120th day prior to the one year anniversary of the preceding year's annual meeting. Submissions must include (1) the name and address of the stockholder on whose behalf the submission is made; (2) number of Company shares that are owned beneficially by such stockholder as of the date of the submission; (3) the full name of the proposed candidate; (4) description of the proposed candidate's business experience for at least the previous five years; (5) complete biographical information for the proposed candidate; (6) a description of the proposed candidate's qualifications as a director and (7) any other information required by our Bylaws. We may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as our independent director or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such proposed nominee.

 PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected the San Diego, California, United States office of Ernst & Young, LLP ("Ernst & Young U.S.") as our independent registered public accounting firm for the fiscal year ending December 31, 2014 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

        The Montreal, Canada office of Ernst & Young LLP ("Ernst & Young Canada") previously audited our financial statements from 1996 through the fiscal year ending December 31, 2013. Ernst & Young Canada elected not to stand for re-election due to the relocation of our principal executive offices to San Diego, California. During our two most recent fiscal years ended December 31, 2013 and 2012, Ernst & Young U.S. was not consulted on any matters identified within Items 304(a)(2)(i) and (ii) of Regulation S-K. The reports of Ernst & Young Canada on the consolidated financial statements for our two most recent fiscal years ended December 31, 2013 and 2012, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with its audits for the years ended December 31, 2013 and 2012, there were (1) no disagreements with Ernst & Young Canada on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young Canada would have caused them to make reference thereto in connection with its reports on the financial statements for such years and (2) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        Representatives of Ernst & Young U.S. and Ernst & Young Canada are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young U.S. as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young U.S. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and the best interests of our stockholders.

        The affirmative vote of the holders of a majority of the shares present at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young U.S. Abstentions will be counted toward the tabulation of votes on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes (if any) are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

Principal Accountant Fees and Services

        The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2013 and December 31, 2012, by Ernst & Young Canada, our principal accountant for those years. All fees described below were pre-approved by the Audit Committee.

	Fiscal Year Ended December 31,
	2013*	2012*
	(in thousands)
Audit Fees(1)	$458,179	$163,000
Audit-related Fees(2)	17,600	2,200
Tax Fees(3)	208,806	24,787
All Other Fees(4)	4,500	26,500

Total Fees	$689,085	$206,487

(1)
Audit fees consist of fees billed for professional services by Ernst & Young Canada for audit and quarterly review of our financial statements and review of our registration statements on Form F-10 and Form S-1, and related services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees consist of services that are traditionally performed by the auditor and consist primarily of accounting consultations on proposed transactions.

(3)
Tax Fees consist of services related to the tax implications of the Arrangement described under the heading "Change in Control" and assistance with the preparation of our corporate tax returns in both Canadian and U.S. jurisdictions.

(4)
All other fees consist of services related to translation of our consolidated financial statements.

*
Amounts in Canadian dollars.

        In connection with the audit of the 2013 financial statements, we entered into an engagement agreement with Ernst & Young Canada which set forth the terms by which Ernst & Young Canada performed audit services for us. That agreement is subject to alternative dispute resolution procedures.

        During the fiscal year ended December 31, 2013, none of the total hours expended on our financial audit by Ernst & Young Canada were provided by persons other than Ernst & Young Canada full-time permanent employees.

PRE-APPROVAL POLICIES AND PROCEDURES.

        The Audit Committee has not adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, and consequently all audit and non-audit services are pre-approved by the Audit Committee as a whole.

 PROPOSAL 3

APPROVAL OF AMENDMENT TO THE 2013 EQUITY INCENTIVE PLAN

        In May 2013 our Board of Directors adopted the 2013 Equity Incentive Plan (the "2013 EIP"). The 2013 EIP was approved by our stockholders in June 2013. The 2013 EIP is a continuation of and successor to our Amended and Restated Stock Option Plan (the "Stock Option Plan") and no further grants will be made under the Stock Option Plan. The 2013 EIP initially included a reserve of (1) 400,000 shares, plus (2) the number of shares remaining available for grant under our Stock Option Plan at the time the 2013 EIP became effective, plus (3) any shares subject to outstanding stock options or other stock awards that would have otherwise returned to our Stock Option Plan (such as upon the expiration or termination of a stock award prior to vesting). Currently, the maximum number of shares that may be issued upon the exercise of incentive stock options ("ISOs") under the 2013 EIP is 4,000,000 shares.

        On April 3, 2014, the Board of Directors approved an amendment to the 2013 EIP, subject to stockholder approval, which would increase in the number of shares authorized for issuance under the 2013 EIP by 900,000 shares. Because the shares of our common stock subject to such expired, terminated or cancelled options under the Stock Option Plan were authorized to be transferred to the 2013 EIP by stockholders, the 2013 EIP's share reserve consists entirely of shares that have been previously approved by our stockholders. In addition, if awards granted under the 2013 EIP expire or otherwise terminate without being exercised, the shares of our common stock not acquired pursuant to such awards again become available for issuance under the 2013 EIP.

        If this Proposal 3 is approved, the total number of shares that may be issued under the 2013 EIP following its approval may not exceed in the aggregate 1,952,958 shares, plus the number of shares subject to any outstanding stock awards previously granted under the 2013 that expire or terminate prior to issuance and would otherwise be returned to the share reserve under the Stock Option Plan and the 2013 EIP. The 1,952,958 shares reserve number consists of: (i) 99,220 shares available for future grant under the 2013 EIP, (ii) 900,000 shares approved by our stockholders pursuant to this Proposal 3 and (iii) up to 953,738 shares subject to stock awards previously granted and outstanding under the Stock Option Plan and the 2013 EIP that may be returned to the 2013 EIP share reserve upon expiration, termination or cancellation of such stock awards.

        Stockholder approval of the amendment to the 2013 EIP will also constitute approval of terms and conditions in the 2013 EIP, as amended, that will permit us to grant stock options and performance awards under the 2013 EIP that may qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. Section 162(m) of the Code disallows a deduction to any publicly-held corporation and its affiliates for certain compensation paid to "covered employees" in a taxable year to the extent that compensation paid to a covered employee exceeds $1,000,000. However, some kinds of compensation, including qualified "performance-based compensation," are not subject to this deduction limitation. While we believe it is in the best interests of Mirati and our stockholders to preserve the ability to grant "performance-based compensation" under Section 162(m) of the Code, in certain circumstances, we may determine to grant compensation to covered employees that will not qualify as "performance-based compensation" for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as "performance-based compensation," we cannot guarantee that such compensation ultimately will be deductible by us. For the grant of awards under a plan to qualify as "performance-based compensation" under Section 162(m) of the Code, among other things, the plan must (1) describe the employees eligible to receive such awards, (2) provide a per-person limit on the number of shares subject to stock options and performance stock awards, and the amount of cash that may be subject to performance cash awards, granted to any employee under the plan in any year and (3) include one or more pre-established business criteria upon which the performance goals for performance awards may be granted (or become vested and/or exercisable).

        These terms must be approved by stockholders and, accordingly, we are requesting our stockholders to approve the amendment to the 2013 EIP, which includes terms regarding eligibility for awards, per-person limits on awards and the business criteria for performance awards granted under the 2013 EIP (as described below).

        As of January 31, 2014, 99,220 shares were available for future grant under the 2013 EIP. As of January 31, 2014, 953,738 shares were subject to outstanding stock options awards with a weighted average exercise price of $11.16 and a weighted average remaining life of 6.5 years. As of January 31, 2014, a total of 13,456,272 shares of our common stock were outstanding.

        The approval of the amendment to the 2013 EIP will allow us to continue to grant stock options and other awards at levels determined appropriate by the Board of Directors. Accordingly, the 2013 EIP will allow us to utilize a broad array of equity incentives in order to secure and retain the services of our employees, consultants and directors, and to provide incentives for such persons to exert maximum efforts for our success or the success of our affiliates.

        Stockholders are requested in this Proposal 3 to approve the amendment to the 2013 EIP to increase by 900,000 shares the number of shares of our common stock authorized for issuance under the 2013 EIP. To be approved, this Proposal 3 must receive a "For" vote from the majority of shares present and entitled to vote at the Annual Meeting or by proxy. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE 2013 EQUITY INCENTIVE PLAN.

        The material features of the 2013 EIP are outlined below. Please note that the description of the material features of the 2013 EIP is qualified in its entirety by reference to the copy of the 2013 EIP, as proposed to be amended, attached hereto as Appendix A.

        Stock Awards.    The 2013 EIP provides for the grant of ISOs, nonstatutory stock options ("NSOs"), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation (collectively, stock awards), all of which may be granted to employees, including officers, non-employee directors and consultants of us and our affiliates. Additionally, the 2013 EIP provides for the grant of performance cash awards. ISOs may be granted only to employees. All other awards may be granted to employees, including officers, and to non-employee directors and consultants.

        Share Reserve.    If this Proposal 3 is approved, the aggregate number of shares of our common stock that may be issued pursuant to stock awards under the 2013 EIP may not exceed 1,952,958 shares consisting of (1) 99,220 shares available for future grant, plus (2) 900,000 shares approved by our stockholders pursuant to this Proposal 3 (3) 953,738 shares subject to stock awards previously granted and outstanding under the Stock Option Plan and the 2013 EIP that may be returned to the 2013 EIP share reserve upon expiration, termination or cancellation of such stock awards. The maximum number of shares that may be issued upon the exercise of ISOs under the 2013 EIP will be 4,000,000 shares.

        No person may be granted stock awards covering more than 500,000 shares of our common stock under the 2013 EIP during any calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the stock award is granted. Additionally, no person may be granted in a calendar year a performance stock award covering more than 500,000 shares or a performance cash award having a maximum value in excess of $1,000,000. These limits are designed to allow us to grant awards that are intended to be exempt from the $1,000,000 limitation on the income tax deductibility of compensation paid to any covered employee imposed by Section 162(m) of the Code.

        If a stock award granted under the 2013 EIP expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of our common stock not acquired pursuant to the stock award again will become available for subsequent issuance under the 2013 EIP. In addition, the following types of shares under the 2013 EIP may become available for the grant of new stock awards under the 2013 EIP: (1) shares that are forfeited to or repurchased by us prior to becoming fully vested; (2) shares withheld to satisfy income or employment withholding taxes; or (3) shares used to pay the exercise or purchase price of a stock award. Shares issued under the 2013 EIP may be previously unissued shares or reacquired shares bought by us on the open market. As of the date hereof, stock options to purchase an aggregate of 389,240 shares of common stock have been granted and no shares of our common stock have been issued under the 2013 EIP.

        Administration.    Our Board of Directors, or a duly authorized committee thereof, has the authority to administer the 2013 EIP. Our Board of Directors may also delegate to one or more of our officers the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards, and (2) determine the number of shares of common stock to be subject to such stock awards. Subject to the terms of the 2013 EIP, our Board of Directors or the authorized committee, referred to herein as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting schedule applicable to a stock award. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award.

        The plan administrator has the authority to modify outstanding awards under the 2013 EIP. Subject to the terms of the 2013 EIP, the plan administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under U.S. generally accepted accounting principles, with the consent of any adversely affected participant.

        Stock Options.    ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2013 EIP, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2013 EIP vest at the rate specified by the plan administrator.

        The plan administrator determines the term of stock options granted under the 2013 EIP, up to a maximum of ten years. Unless the terms of an option holder's stock option agreement provide otherwise, if an option holder's service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an option holder's service relationship with us or any of our affiliates ceases due to disability or death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.

        Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the option holder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.

        Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An option holder may designate a beneficiary, however, who may exercise the option following the option holder's death.

        Tax Limitations On Incentive Stock Options.    The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an option holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

        Restricted Stock Awards.    Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for (1) cash, check, bank draft or money order, (2) services rendered to us or our affiliates, or (3) any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant's cessation of continuous service for any reason.

        Restricted Stock Unit Awards.    Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant's cessation of continuous service for any reason.

        Stock Appreciation Rights.    Stock appreciation rights are granted pursuant to stock appreciation right grant agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, or in any combination of the two or in any other form of consideration, as determined by the plan administrator and contained in the stock appreciation right agreement. A stock appreciation right granted under the 2013 EIP vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

        The plan administrator determines the term of stock appreciation rights granted under the 2013 EIP, up to a maximum of ten years. Unless the terms of a participant's stock appreciation right agreement provides otherwise, if a participant's service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant's service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

        Performance Awards.    The 2013 EIP permits the grant of performance-based stock and cash awards that may qualify as performance-based compensation that is not subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to a covered employee imposed by Section 162(m) of the Code.

        A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the achievement of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the compensation committee of our Board of Directors, except that the compensation committee also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. In addition, to the extent permitted by applicable law and the performance stock award agreement, our compensation committee may determine that cash may be used in payment of performance stock awards.

        A performance cash award is a cash award that is payable contingent upon the achievement of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by our compensation committee, except that our compensation committee also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. The plan administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award, or such portion thereof as our compensation committee may specify, to be paid in whole or in part in cash or other property.

        In granting a performance award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, our compensation committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code (no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed, and in any event at a time when the achievement of the performance goals remains substantially uncertain), our compensation committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the 2013 EIP and described below. As soon as administratively practicable following the end of the performance period, our compensation committee will certify in writing whether the performance goals have been satisfied.

        The performance goals that may be selected include one or more of the following: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholders' equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow;

(14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) customer satisfaction; (26) stockholders' equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; and (33) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by our compensation committee.

        The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (1) in the award agreement at the time the award is granted or (2) in such other document setting forth the performance goals at the time the goals are established, our compensation committee (or, if not required for compliance with Section 162(m) of the Code, the plan administrator) will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any "extraordinary items" as determined under U.S. generally accepted accounting principles. In addition, our compensation committee (or, if not required for compliance with Section 162(m) of the Code, the plan administrator) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period. The performance goals may differ from participant to participant and from award to award.

        Other Stock Awards.    The plan administrator may grant other awards based in whole or in part by reference to, or otherwise based on, our common stock. The plan administrator will have sole and complete authority to determine the persons to whom and the time or times at which such stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.

        Clawback Policy.    Awards granted under the 2013 EIP will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the plan administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.

        Changes to Capital Structure.    In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, the plan administrator will appropriately adjust (1) the class(es) and maximum number of shares reserved for issuance under the 2013 EIP, (2) the class(es) and maximum number of shares that may be issued upon the exercise of ISOs, (3) the class(es) and maximum number of shares subject to stock awards that may be awarded to any person pursuant to limits established under the 2013 EIP pursuant to Section 162(m) of the Code and (4) the class(es) and number of shares and price per share of stock subject to of all outstanding stock awards.

        Corporate Transactions.    The following applies to stock awards under the 2013 EIP in the event of a corporate transaction (as defined in the 2013 EIP), unless otherwise provided in a participant's stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

        In the event of a corporate transaction, the plan administrator has the discretion to take any of the following actions with respect to stock awards:

  •
  arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;

  •
  arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;

  •
  accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction;

  •
  arrange for the lapse of any reacquisition or repurchase right held by us;

  •
  cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our Board of Directors may deem appropriate; or

  •
  make a payment equal to the excess of (1) the value of the property the participant would have received upon exercise of the stock award over (2) the exercise price otherwise payable in connection with the stock award.

        Our plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.

        For purposes of the 2013 EIP, a corporate transaction will be deemed to occur in the event of the consummation of (1) a sale or other disposition of all or substantially all of our consolidated assets, (2) a sale or other disposition of at least 90% of our outstanding securities, (3) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (4) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

        Change in Control.    The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change in control. For purposes of the 2013 EIP, a change in control generally will be deemed to occur in the event of the consummation of: (1) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (2) a merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; (3) a sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets; or (4) when a majority of the Board of

        Directors becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the Board of Directors members or their approved successors.

        Amendment and Termination.    The plan administrator has the authority to amend, suspend, or terminate the 2013 EIP at any time. However, except as otherwise provided in the 2013 EIP or an award agreement, no amendment or termination may impair the existing rights of any participant under his or her outstanding awards without such participant's written consent. We will obtain stockholder approval of any amendment to the 2013 EIP as required by applicable law and listing requirements. No ISOs may be granted after the tenth anniversary of the date our Board of Directors adopted the 2013 EIP.

U.S. Federal Income Tax Consequences

        The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2013 EIP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient's tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award under the 2013 EIP. The 2013 EIP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income, as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

        Nonstatutory Stock Options.    Generally, there is no taxation upon the grant of a nonstatutory stock option if the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionholder's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionholder's capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

        Incentive Stock Options.    The 2013 EIP provides for the grant of stock options that are intended to qualify as "incentive stock options," as defined in Section 422 of the Code. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be a long-term capital gain or loss.

        If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be a short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

        For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the optionholder's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

        We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

        Restricted Stock Awards.    Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days after his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock. The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

        Stock Appreciation Rights.    Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the date of grant, the recipient will recognize ordinary income equal to the fair market value of stock or cash received upon such exercise. If the recipient is employed by us or one of our affiliates, that income will be subject to withholding taxes. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of ordinary income realized by the recipient of the stock appreciation right.

        Restricted Stock Units.    Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the shares are delivered to the participant in an amount equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If a restricted stock unit award is subject to Section 409A of the Code, the shares subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability, or a change in control. If delivery occurs on another date, unless the restricted stock unit awards otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed. The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid, if any, for shares plus any ordinary income recognized when the stock is delivered. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of ordinary income realized by the participant.

        Section 162 Limitations.    Compensation of persons who are our "covered employees" is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as "performance-based compensation" are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The 2013 EIP is intended to enable us to grant awards that will be exempt from the deduction limits of Section 162(m). Under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if (i) such awards are approved by a compensation committee composed solely of "outside directors," (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the per-employee limitation is approved by the stockholders and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock, restricted stock units, performance awards and other stock-based awards will qualify as performance-based compensation, provided that (a) the award is approved by a compensation committee composed solely of "outside directors," (b) the award is granted, becomes vested or is settled, as applicable, only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (c) a committee of outside directors certifies in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied and (d) prior to the granting (or vesting or settlement) of the award, the stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

2013 EIP Benefits

        Awards under the 2013 EIP are discretionary. Accordingly, total awards that may be granted for the fiscal year ending December 31, 2014 under the 2013 EIP are not determinable until the completion of the fiscal year. We have made certain grants to our employees and to certain executive officers, as discussed below under "Executive Compensation" and we expect to make additional grants to certain of our executive officers later this year as well as to our non-employee directors under our Director Compensation Policy described below under "Non-Employee Director Compensation." However, we cannot currently determine the total amount of benefits or number of shares subject to equity awards that may be granted in the future to executive officers, directors and employees under the 2013 EIP.

        Therefore, the following table sets forth information about awards granted under the 2013 EIP during the year ended December 31, 2013 to our named executive officers, all current executive officers as a group (five people), all current non-employee directors as a group (six people) and all current non-officer employees and consultants (including all current officers who are not executive officers) as a group (approximately 20 people). On March 25, 2014, the last reported sales price of our common stock on NASDAQ was $18.63.

2013 EIP

Name	Weighted Average Exercise Price of Stock Option Awards ($)	Number of Shares Subject to Stock Option Awards	Number of Shares Subject to Restricted Stock Units
Charles M. Baum, M.D., Ph.D.	$8.50	207,240	—
President and Chief Executive Officer
Mark J. Gergen	$8.50	132,000	—
Executive Vice President and Chief Operations Officer
Isan Chen, M.D.	$15.79	122,000	—
Executive Vice President and Chief Medical and Development Officer
Executive Officers (five people)	$10.31	491,240	—
Non-Employee Director Group (six people)	$15.79	7,000	—
Non-Officer Employees and consultants Group (approximately 20 people)	$14.88	151,000	—

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2013:

Plan Category	Number of securities to be issued upon exercise of outstanding options, restricted stock units and rights (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	958,502	$11.18	98,408
Equity compensation plans not approved by security holders	—	—	—
Total	958,502	$11.18	98,408

EXECUTIVE OFFICERS

        The following table sets forth information regarding our executive officers:

Name	Age	Title
Charles M. Baum, M.D., Ph.D.	56	President and Chief Executive Officer, Director
Mark J. Gergen	51	Executive Vice President and Chief Operations Officer
Isan Chen, M.D.	51	Executive Vice President and Chief Medical and Development Officer
James Christensen, Ph.D.	46	Senior Vice President and Chief Scientific Officer
Jamie A. Donadio	39	Vice President, Finance

        The following is biographical information for our executive officers other than Dr. Baum, whose biographical information is included under Proposal 1.

        Mark J. Gergen has served as our Executive Vice President and Chief Operations Officer since February 2013. From September 2006 to November 2012, he was Senior Vice President, Corporate

Development for Amylin Pharmaceuticals, Inc., or Amylin. Starting in January 2005, he was Executive Vice President of CardioNet, Inc. From June 1999 to May 2003, he served as Chief Financial and Development Officer and later Chief Restructuring Officer of Advanced Tissue Sciences, Inc. From August 1994 to June 1999, he was Division Counsel at Medtronic, Inc. Mr. Gergen received a B.A. in Business Administration from Minot State University and a J.D. from the University of Minnesota Law School.

        Isan Chen, M.D.    has served as our Executive Vice President and Chief Medical and Development Officer since September 2013. Dr. Chen is board certified in Internal medicine, hematology and medical oncology with more than 15 years of experience in oncology and clinical trials from first-in-humans through global registrational studies. He has experience in oncology clinical development and interactions with regulatory agencies in the United States and Europe. He was most recently the Chief Medical Officer of Aragon Pharmaceuticals which was acquired by Johnson & Johnson in July of 2013. At Aragon Pharmaceuticals, Dr. Chen was responsible for the clinical development strategy of all the company's programs, including prostate and breast cancer. Prior to Aragon Pharmaceuticals, Dr. Chen served as Vice President of tumor strategy in the oncology business unit at Pfizer. In addition he was the clinical lead for Sutent, a multiple kinase inhibitor, for the treatment of RCC, an indication in which the drug secured FDA approval in 2006. He was also the clinical lead for the Phase 1 studies of crizotinib and CDK 4/6 inhibitor palbociclib. Dr. Chen completed his hematology/oncology fellowship at University of California, San Diego. Before joining Pfizer, Dr. Chen practiced medicine as a staff physician at City of Hope Medical Center and later as an assistant professor at the University of Texas, M.D. Anderson Cancer Center.

        James Christensen, Ph.D.    has served as our Senior Vice President, and Chief Scientific Officer since January 2014 and served as our Vice President, Research from June 2013 through January 2014. Prior to joining us, he was Director, Translational Research at Pfizer in the Oncology Research Unit from 2007 through April 2011 and Senior Director, Precision Medicine at Pfizer in the Oncology Research Unit from April 2011 through June 2013. Dr. Christensen joined Pfizer in 2003 and his responsibilities there included leading nonclinical research efforts for oncology programs including sunitinib malate research activities and leading the nonclinical and translational biology efforts for other research and development programs including crizotinib. Dr. Christensen participated as a member of the Cancer Research or Oncology Research Unit leadership team from 2005 to 2013. Prior to 2003, Dr Christensen was a Group Leader on the Preclinical Research and Exploratory Development team at SUGEN, Inc., which was acquired by Pharmacia Corporation, now owned by Pfizer. Dr. Christensen began his career in 1998 at Warner Lambert, now owned by Pfizer, with research focus in RTK biology and RTK pathway biomarker development in the oncology therapeutic area. Dr. Christensen participates on the editorial boards for Cancer Research and Molecular Cancer Therapeutics. Dr. Christensen received a Ph.D. degree in molecular pharmacology from North Carolina State University with dissertation research directed toward characterization of mechanisms of apoptosis dysregulation during the process of carcinogenesis.

        Jamie A. Donadio has served as our Vice President, Finance since March 2013. Prior to joining us, Mr. Donadio was at Amylin Pharmaceuticals from April 2001 through January 2013. From November 2011 to January 2013, Mr. Donadio served as Senior Director of Finance at Amylin. From December 2010 to November 2011, he served as Director of Corporate Financial Planning and Analysis at Amylin from March 2007 to December 2010 he served as Director of SEC Reporting and from April 2001 to March 2007 he held various corporate accounting roles at Amylin. From December 2000 to April 2001, Mr. Donadio was senior accountant at Novatel Wireless, Inc. From August 1997 to December 2000, Mr. Donadio was with Ernst & Young LLP, last serving as an audit senior. Mr. Donadio holds a B.S. in Accounting from Babson College and is a certified public account (inactive status) in the State of California.

 SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of our common stock as of January 31, 2014 by: (i) each director and nominee for director; (ii) each of the named executive officers in the Summary Compensation Table; (iii) all our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of its common stock.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of common stock used to calculate the percentage ownership of each listed person includes the shares of common stock underlying options, warrants or other rights held by such persons that are exercisable as of April 1, 2014, which is 60 days after January 31, 2014.

        Percentage of beneficial ownership is based on 13,456,272 shares of common stock outstanding as of January 31, 2014. Unless otherwise indicated, the address for the following stockholders is c/o Mirati Therapeutics, Inc., 9360 Towne Centre Drive, Suite 200, San Diego, CA 92121.

	Beneficial Ownership(16)
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Total Voting Power
5% Stockholders:
Baker Bros. Advisors, L.L.C.(1)	2,751,721	19.9%
Tavistock Life Sciences(2)	2,757,721	19.9%
OrbiMed Private Investments IV, LP(3)	1,619,131	11.7%
Tang Capital Partners, L.P.(4)	774,375	5.6%
QVT Fund, L.P.(5)	718,871	5.3%
RA Capital Healthcare Fund, L.P.(6)	822,283	6.0%
FMR LLC(7)	731,275	5.4%
Directors and Named Executive Officers:
Martin Godbout, O.C., Ph.D.(8)	13,958	*
Henry Fuchs, M.D.(9)	3,982	*
Charles M. Baum, M.D., Ph.D.(10)	164,200	1.2%
Peter Thompson, M.D.(11)	5,782	*
Craig Johnson	—	—
Rodney Lappe, Ph.D.(12)	3,582	*
Mark J. Gergen(13)	52,800	*
Isan Chen, M.D.(14)	110	*
All executive officers and directors as a group (10 persons)(15)	262,414	1.9%

*
Represents beneficial ownership of less than one percent of our outstanding shares of common stock.

(1)
Based solely upon a Schedule 13D filed by Baker Bros. Advisors L.P. filed with the SEC on October 31, 2013. Includes 2,213,897 shares of common stock held by Baker Brother Sciences, L.P., 125,869 shares of common stock held by 667, L.P. and 40,308 shares of common stock held by 14159, L.P. Baker Bros. Advisors LP beneficially owns an aggregate of 594,019 shares of common stock subject to warrants that are exercisable within 60 days of January 31, 2014 as follows: 559,804 shares by Baker Brother Sciences, L.P., 24,466 shares by 667, L.P., 9,475 shares by 14159, L.P, and 274 shares by Baker Bros. Investments II, L.P. Of these 594,019 shares of common stock subject to warrants exercisable within 60 days of January 31, 2014, 222,375 are excluded from the beneficial ownership reported above since the warrants are not exercisable to the extent that any such exercise would increase such stockholders' aggregate ownership percentage in excess of 19.9% of our outstanding common stock, except in limited circumstances. Baker Bros. Advisors, L.L.C. advises Baker Brother Life Sciences, L.P., 667, L.P., 14159, L.P., and Baker Bros. Investments II, L.P. and may be deemed to beneficially own Baker Brother Life Sciences, L.P.'s, 667, L.P.'s, 14159, L.P.'s, and Baker Bros. Investments II, L.P.'s shares of common stock and shares subject to warrants that are exercisable within 60 days of January 31, 2014. The address for Baker Bros. Advisors, L.L.C. is 667 Madison Avenue, 21st Floor, New York, NY 10065.

(2)
Based solely upon a Schedule 13D filed by Boxer Capital, L.L.C. with the SEC on November 4, 2013. Includes 2,024,851 shares of common stock held by Boxer Capital, L.L.C. and 429,341 shares of common stock held by MVA Investors, L.L.C. Tavistock Life Sciences beneficially owns 581,722 shares of common stock subject to warrants exercisable within 60 days of January 31, 2014 as follows: 462,662 shares by Boxer Capital, L.L.C and 119,060 shares by MVA Investors, L.L.C. Of these 581,722 shares of common stock subject to warrants that are exercisable within 60 days of January 31, 2014, 209,375 are excluded from the beneficial ownership reported above since the warrants are not exercisable to the extent that any such exercise would increase such aggregate ownership percentage in excess of 19.9% of our outstanding common stock, except in limited circumstances. Tavistock Life Sciences is the investment manager of Boxer Capital, L.L.C. and MVA Investors, L.L.C. and may be deemed to beneficially own Boxer Capital, L.L.C.'s and MVA Investors, L.L.C.'s shares of common stock and shares subject to warrants that are exercisable within 60 days of January 31, 2014. The address for Tavistock Life Sciences is 440 Stevens Avenue, Suite 100, Solana Beach, CA 92075.

(3)
Based solely upon a Schedule 13G filed by OrbiMed Advisors, LLC with the SEC on February 14, 2014. Includes 1,274,332 shares of common stock and 344,799 shares subject to warrants that are exercisable within 60 days of January 31, 2014. OrbiMed Capital GP IV LLC is the sole general partner of OrbiMed Private Investments IV, LP and as such may be deemed to indirectly beneficially own the shares held by OrbiMed Private Investments IV, LP. OrbiMed Advisors LLC pursuant to its authority as the sole managing member of OrbiMed Capital GP IV LLC may be deemed to indirectly beneficially own the shares held by OrbiMed Private Investments IV, LP Samuel D. Isaly is the managing member of and owner of a controlling interest in OrbiMed Advisors, LLC. Accordingly, OrbiMed Advisors, LLC and Mr. Isaly may be deemed to have voting and investment power over the shares held by OrbiMed Private Investments IV, LP and OrbiMed Advisors, LLC Mr. Isaly disclaims beneficial ownership with respect to such shares, except to the extent of their pecuniary interest therein, if any. The address for OrbiMed Private Investments IV, LP is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(4)
Based solely upon a Schedule 13G filed by Tang Capital Partners, L.P. with the SEC on January 16, 2014 indicating that entities affiliated with Tang Capital Partners, L.P. had shared voting and dispositive power over 774,375 shares . The address for Tang Capital Partners, L.P. is 4747 Executive Drive, Suite 510 San Diego, CA 92121.

(5)
Based solely upon a Schedule 13G filed by QVT Financial, LP with the SEC on February 14, 2014 indicating that entities affiliated with QVT Financial, LP had shared voting and dispositive power over 718,871 shares, including 177,893 shares of common stock subject to warrants exercisable within 60 days of January 31, 2014. The warrants are not exercisable to the extent that any such exercise would increase the stockholder's beneficial ownership percentage in excess of 9.99% of our outstanding common stock, except in limited circumstances. QVT Financial L.P. is the investment manager to QVT Fund L.P., QVT Fund IV L.P., QVT Fund V L.P. and Quintessence Fund L.P. and may be deemed to beneficially own the shares of common stock and shares subject to warrants that are exercisable within 60 days of August 31, 2013 held by QVT Fund L.P., QVT

  Fund IV L.P., QVT Fund V L.P. and Quintessence Fund L.P. QVT Financial G.P. L.L.C., as general partner of QVT Financial L.P., may be deemed to beneficially own the shares of common stock and shares subject to warrants that are exercisable within 60 days of August 31, 2013 beneficially owned by QVT Financial L.P. QVT Associates G.P. L.L.C., as general partner of QVT Fund L.P., QVT Fund IV L.P., QVT Fund V L.P. and Quintessence Fund L.P., also may be deemed to beneficially own the shares of common stock and shares subject to warrants that are exercisable within 60 days of January 31, 2014 owned by QVT Fund L.P., QVT Fund IV L.P., QVT Fund V L.P. and Quintessence Fund L.P. The address for QVT Fund, L.P. is 1177 Avenue of the Americas, 9th Floor, New York, NY 10036.

(6)
Based solely upon a Schedule 13G filed by RA Capital Management, LLC with the SEC on February 14, 2014 indicating that RA Capital Management, LLC and Peter Kolchinsky have shared voting and dispositive power over 822, 283 shares and that RA Capital Healthcare Fund, L.P. has shared voting and dispositive power over 550,639 shares, including an aggregate of 165,517 shares subject to warrants that are exercisable within 60 days of January 31, 2014. RA Capital Management, L.L.C. is the general partner of RA Capital Healthcare Fund, L.P. and the investment adviser of Blackwell Partners, LLC. Peter Kolchinsky is the sole manager of RA Capital Management, LLC and Mr. Kolchinsky may be deemed to have voting and investment power over the shares held by RA Capital Healthcare Fund, L.P. and Blackwell Partners, LLC. Mr. Kolchinsky disclaims beneficial ownership with respect to such shares, except to the extent of their pecuniary interest therein, if any. The address for RA Capital Management, LLC is 20 Park Plaza, Suite 1200, Boston, MA 02116.

(7)
Based solely upon a Schedule 13G filed by Fidelity Management and Research Company with the SEC on February 14, 2014 indicating that entities affiliated with Fidelity Management and Research Company have sole power to dispose of 731,275 shares. The address for Fidelity Management and Research Company is 245 Summer Street, Boston, MA 02210

(8)
Includes 11,703 shares subject to options exercisable within 60 days of January 31, 2014. Also includes 2,055 shares owned by Hodran Consultants Inc., of which Dr. Godbout may be deemed to share voting and investment control and 200 shares owned directly by Dr. Godbout. The address for Martin Godbout is 4 Jardins Merici, Quebec, Quebec, G1S 4M4, Canada.

(9)
Includes 3,982 shares subject to options exercisable within 60 days of January 31, 2014.

(10)
Includes 159,200 shares subject to options exercisable within 60 days of January 31, 2014 and 5,000 shares owned directly by Dr. Baum.

(11)
Includes 5,782 shares subject to options exercisable within 60 days of January 31, 2014.

(12)
Includes 3,582 shares subject to options exercisable within 60 days of January 31, 2014.

(13)
Includes 52,800 shares subject to options exercisable within 60 days of January 31, 2014.

(14)
Includes 110 shares held in the Chen Family Trust of which Dr. Chen is co-trustee.

(15)
Includes the shares and shares subject to options exercisable within 60 days of January 31, 2014 referred to in footnotes (8), (9), (10),(11), (12), (13) and (14) and 12,000 shares subject to options exercisable within 60 days of January 31, 2014 held by Jamie A. Donadio and 6,000 shares subject to options exercisable within 60 days of January 31, 2014 held by James Christensen.

(16)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

Change of Control

        On May 8, 2013, we entered into a plan of arrangement (the "Arrangement") with MethylGene Inc., our former parent company. Subject to the terms and conditions of the Arrangement, the securityholders of MethylGene Inc. received one share of our common stock in exchange for every 50 shares of MethylGene Inc. pursuant to a court-approved plan of arrangement under the Canada Business Corporations Act. In addition, all outstanding options and warrants to purchase common shares of MethylGene Inc. became exercisable on a 50-for-1 basis for shares of our common stock, and a proportionate increase was made to the exercise price. Upon consummation of the Arrangement on June 28, 2013, MethylGene Inc. became our wholly-owned subsidiary.

EXECUTIVE COMPENSATION

Overview

        The Compensation Committee of the Board of Directors administers our compensation programs on behalf of the Board of Directors. Although focused on executive compensation, the Compensation Committee also sets the annual compensation guidelines for all employees. The Compensation Committee has a charter that is reviewed and updated annually, or as may be warranted from time to time. The members of the Compensation Committee are Dr. Martin Godbout (Chair), Craig Johnson and Dr. Henry J. Fuchs.

SUMMARY COMPENSATION TABLE FOR FISCAL 2013 AND 2012

        The following table shows for the fiscal years ended December 31, 2013 and December 31, 2012, compensation awarded to, paid to, or earned by, our principal executive officer and the two other most highly compensated executive officers for the year ended December 31, 2013 (the "Named Executive Officers").

Name and Principal Position	Year	Salary ($)	Option awards ($)(1)	Non-equity incentive plan compensation ($)(2)	All other compensation(3)	Total
Charles M. Baum, M.D., Ph.D.,	2013	$500,000	$1,538,513	$280,000	$5,194	$2,323,707
President and Chief Executive Officer	2012	$135,438	$1,309,824	$—	$—	$1,445,262
Mark J. Gergen(4)	2013	$311,539	$979,945	$155,000	$3,120	$1,449,603
Executive Vice President and Chief Operations Officer	2012	$—	$—	$—	$—	$—
Isan Chen, M.D.(5)	2013	$106,731	$1,693,172	$45,000	$2,819	$1,847,722
Executive Vice President and Chief Medical and Development Officer	2012	$—	$—	$—	$—	$—

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2013 and 2012 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions, or ASC 718. Assumptions used in the calculation of these amounts are included in

  Note 10 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013. These amounts do not reflect the actual economic value that will be realized by the Named Executive Officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the shares of common stock underlying such stock options.

(2)
Amounts shown represent performance bonuses earned in 2013, which were paid in cash in the first quarter of 2014. There were no performances bonuses earned in 2012 for any of the Named Executive Officers.

(3)
Amounts shown represent term life insurance paid by us on behalf of the Named Executive Officers and matching contributions we paid under the terms of our 401(k) plan. All of these benefits are provided to the Named Executive Officers on the same terms as provided to all of our regular full-time employees in the United States

(4)
Mr. Gergen joined us in February 2013.

(5)
Dr. Chen joined us in September 2013.

        The elements of the compensation program for the Named Executive Officers include: base salary; a non-equity incentive plan; a long-term, equity-based incentive plan; and other compensation, including certain health, welfare and retirement benefits and when determined necessary, limited perquisites. The Named Executive Officers also have termination and change of control benefits in their respective employment agreements (see "Potential Payments Upon Termination or Change of Control" and "Employment Agreements" below).

Annual Base Salary

        The compensation of our Named Executive Officers is generally determined and approved by our Board of Directors, based on the recommendation of the Compensation Committee. Our Board of Directors approved the following 2013 and 2014 base salaries for our Named Executive Officers:

Name	2013 Base Salary	2014 Base Salary
Charles M. Baum, M.D., Ph.D.	$500,000	$515,000
Mark J. Gergen	$375,000	$384,832
Isan Chen, M.D	$370,000	$373,680

        The 2014 Base salaries approved by the Board of Directors were effective January 1, 2014 and reflect a 3% cost-of-living increase that was pro-rated to the Named Executive Officers 2013 hire date, as applicable.

Non-Equity Incentive Plan Bonus

        In addition to annual base salaries, our Named Executive Officers are eligible to receive annual performance-based cash bonuses. The annual performance-based bonus each Named Executive Officer is eligible to receive is based on (1) the individual's target bonus, as a percentage of base salary and (2) our achievement of corporate goals.

        Pursuant to their employment agreements or offer letters, each Named Executive Officer has a target bonus represented as a percent of base salary, or a target bonus percentage, each of which is set forth below:

Name	Target bonus %
Charles M. Baum, M.D., Ph.D.	50%
Mark J. Gergen	40%
Isan Chen, M.D	40%

        In early 2013, the Compensation Committee established corporate bonus goals primarily focused on our development programs for the Named Executive Officer bonus awards as follows:

  •
  Report top-line data from Phase 2 clinical trial of MGCD290 and finalize development plan and budget for program by specified dates in 2013.

  •
  Finalize new formulation and enable enrollment of dose expansion cohorts MGCD 265 by specified dates in 2013.

  •
  Analyze historical data and finalize development strategy of mocetinostat by specified dates in 2013.

  •
  Complete administrative restructuring, including NASDAQ listing by a specified date in 2013 and operate within the approved financial forecast.

        In early 2014, the Compensation Committee considered our overall performance and the performance of each named executive officer and determined that the majority of the corporate goals had been met. The Compensation Committee also considered other significant accomplishments that were not contemplated in the corporate bonus goals, including relocating our operations to San Diego, a public offering of common stock completed in October 2013, and the identification of new development strategies for our product candidates. In consideration of this assessment, the Compensation Committee approved 2013 performance bonuses for each of the Named Executive Officers as follows:

Name	2013 bonus amount
Charles M. Baum, M.D., Ph.D.	$280,000
Mark J. Gergen	$155,000
Isan Chen, M.D	$45,000

Long-term Incentive Program

        In connection with the long-term stock option award program, we use stock options to incentivize the Named Executive Officers over a number of years. The exercise price, vesting and term of the stock options awarded are based on the terms of the 2013 EIP. The Compensation Committee often makes initial stock option grants upon an executive's commencement of employment and may make annual stock option grants to some or all executives. The initial level of the long-term equity component is determined on a case-by-case basis and is more subjective than the other components of compensation. In determining the initial option award, the Board of Directors considers the most recent market evaluations that it has commissioned and other factors such as the candidate's expectations and any unique situation that may exist at the time of hiring. Annual stock option awards are determined by the Board of Directors based on availability of options, performance, current individual holdings and overall compensation. In 2013, the Compensation Committee approved the following stock option award grants to the Named Executive Officers. Pursuant to the terms of their employment agreements or employment offer letters as further described below, Dr. Baum was awarded stock options to purchase 207,240 shares on July 17, 2013 with an exercise price of $8.50, Mr. Gergen was awarded stock options to purchase 132,000 shares on July 17, 2013 with an exercise price of $8.50 and Dr. Chen was awarded stock options to purchase 110,000 shares on November 8, 2013 with an exercise price of $15.79. Mr. Chen was also granted 12,000 shares on November 8, 2013 with an exercise price of $15.79. Dr. Baum's option grant vests over four years as follows: 20% on the date of grant, and 20% on each of the 1st, 2nd, 3rd and 4th anniversaries of Dr. Baum's hire date of November 12, 2012. Mr. Gergen's option grant vests over four years as follows: 20% on the date of grant, and 20% of the shares vest on each of the 1st, 2nd, 3rd and 4th anniversaries of Mr. Gergen's hire date of February 15, 2013. Mr. Chen's option grants vest over four years as follows: 1/4th on September 1, 2014, the first anniversary of Dr. Chen's hire date and 1/48th each month thereafter until fully vested.

Perquisites, Health, Welfare and Retirement Benefits

        Our Named Executive Officers are eligible to participate in all of our employee benefit plans, including our medical, dental, group life and disability insurance plans and our retirement plans, which are funded entirely by us, and are provided to the Named Executive Officers on the same basis as other employees. The retirement plans we sponsor are a registered retirement savings program (the "RSPP"), for Canadian-based employees and, beginning effective January 1, 2013, a 401(k) plan for U.S.-based employees.

        The RRSP is a personal retirement plan for Canadians that provides for tax deductions under Canadian tax law. We offer our Canadian-based employees a benefit to match 5% of an employee's salary, up to a maximum of CND$2,500 per year, in the employee's personal RRSP account. Individuals may choose to contribute up to a maximum contribution of 18% of annual salary subject to statutorily prescribed annual limits into their personal RRSP account. The 401(k) plan is a retirement savings defined contribution plan established in accordance with Section 401 of the Internal Revenue Code that provides our U.S.-based employees with the opportunity to defer their eligible compensation on a pre-tax basis, up to statutorily prescribed annual limits and have this amount contributed to the 401(k) plan. In 2013, we will provide a matching contribution of 4% up to a maximum annual contribution of $2,500.

        The Named Executive Officers generally do not receive any material perquisites. However, Dr. Baum, is eligible to receive payments to equalize his taxes between Canadian and U.S. tax rates. Dr. Baum is eligible to receive an annual grossed-up payment from us representing the difference between (1) the aggregate income taxes due and payable in Canada (federal plus provincial) and in the United States (federal plus state) and (2) the aggregate income taxes he would have otherwise been due and payable in the United States (federal plus state) had he not been required to pay income taxes in Canada. Dr. Baum did not receive any tax gross up payments in 2013 or 2012.

  Outstanding Equity Awards at Fiscal Year End

        The following table shows certain information regarding outstanding equity awards at fiscal year-end for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2013

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
Charles M. Baum, M.D., Ph.D.	11/13/2012	76,304	114,456	$8.49	11/12/2017
	7/17/2013	82,896	124,344	$8.50	7/16/2020
Mark J. Gergen	7/17/2013	26,400	105,600	$8.50	7/16/2020
Isan Chen, M.D.	11/8/2013	—	122,000	$15.79	11/7/2023

(1)
The options have not been, and may never be, exercised and actual gains, if any, on exercise will depend on the value of the shares of common stock on the date of exercise.

        We did not engage in any repricings or other modifications or cancellations to any of our Named Executive Officers' outstanding option awards during 2013 and 2012.

Employment Agreements with Named Executive Officers

        We have entered into employment agreements with each of our Named Executive Officers, as further described below. The employment agreements provide that: (1) the officer will receive a base salary; (2) the officer will be eligible to receive an annual performance-based bonus; and (3) the officer will be eligible to receive grants of stock options which will be reviewed annually in accordance with our policies and will be eligible to participate in our fringe benefit programs. The employment agreements have an indefinite term.

        Furthermore, the employment agreements provide for, among other things, specific non-competition and non-solicitation covenants, which remain in effect for one year following termination, as well as a confidentiality covenant which remains in effect indefinitely or until the confidential information is publicly disclosed. In addition, there are covenants stipulating that any intellectual property developed in the course of their employment is our property.

Dr. Baum

        We entered into an amended and restated employment agreement with Dr. Baum in July 2013, which provides for:

  •
  an annual base salary of $500,000;

  •
  an annual non-equity incentive plan bonus target of 50% of his annual base salary;

  •
  the remainder of the initial equity component of his compensation of an aggregate of 398,000 shares, representing options to purchase 207,240 shares which he received on July 17, 2013 and

  •
  participation in our fringe benefit programs that are available to all U.S.-based employees, which include health benefits and a 401(k) plan.

        Dr. Baum is also entitled to annual tax equalization payments equal to the difference between the aggregate Canadian and U.S. taxes due and payable by Dr. Baum as a result of his compensation and the aggregate U.S. taxes that would otherwise have been due if Dr. Baum had not been required to pay Canadian taxes. We pay this amount after the end of each calendar year and will also pay a gross up to Dr. Baum on the equalization payment.

        Dr. Baum's employment is at will and may be terminated at any time by either us or Dr. Baum. Dr. Baum also is entitled to termination benefits that are described in the "Potential Payments Upon Termination or Change of Control" below.

Mr. Gergen

        We entered into an amended and restated employment agreement with Mr. Gergen in July 2013, which provides for:

  •
  an annual base salary of $375,000;

  •
  a non-equity incentive plan bonus target of 40% of his annual base salary;

  •
  an initial stock option award to purchase 132,000 shares which he received on July 17, 2013; and

  •
  participation in our fringe benefit programs that are available to all U.S.-based employees, which include health benefits and a 401(k) plan.

        Mr. Gergen's employment is at will and may be terminated at any time by either us or Mr. Gergen. Mr. Gergen also is entitled to receive termination benefits that are described in the "Potential Payments Upon Termination or Change of Control" below.

Dr. Chen

        We entered into a letter agreement with Dr. Chen in September 2013, which provided for:

  •
  an annual base salary of $370,000;

  •
  a non-equity incentive plan bonus target of 40% of his annual base salary;

  •
  an initial stock option award to purchase 110,000 shares which he received on November 8, 2013 and

  •
  participation in our fringe benefit programs that are available to all U.S.-based employees, which include health benefits and a 401(k) plan.

        Dr. Chen's employment is at will and may be terminated at any time by either us or Dr. Chen. Dr. Chen also is entitled to receive termination benefits that are described in the "Potential Payments Upon Termination or Change of Control" below.

Potential Payments Upon Termination or Change of Control

        Under the amended and restated employment agreements for Dr. Baum and Mr. Gergen and the letter agreement for Dr. Chen, all severance payments are conditioned upon the executive providing a release of claims against us.

        The amended and restated employment agreements stipulate that in the event of the executive's death or disability, we will pay all earned and accrued salary, bonus and vacation payments to the executive or the executive's estate.

        The amended and restated employment agreements and the letter agreement provide that in the event of a termination without cause for Dr. Baum, Dr. Chen or Mr. Gergen or, in the case of Dr. Baum and Mr. Gergen, his resignation for good reason, we will pay:

  •
  any earned and accrued base salary, bonus and vacation pay;

  •
  a lump sum cash payment equal to 12 months of base salary;

  •
  with respect to Dr. Baum, 50% of his annual bonus prorated to his date of termination and 50% of his annual target bonus;

  •
  with respect to Dr. Baum, continued vesting of all stock options for 12 months following termination; and

  •
  with respect to Dr. Baum, payment of COBRA group health insurance premiums for up to 12 months.

        The amended and restated employment agreements also provide for termination benefits in connection with a change of control. The following benefits are provided to (1) Dr. Baum, in the event of his termination without cause or resignation for good reason within twelve months following a change of control or termination by Dr. Baum for any reason within three months following a change of control; and (2) Dr. Chen and Mr. Gergen, in the event of his termination without cause or resignation for good reason within twelve months following a change of control:

  •
  any earned and accrued base salary and vacation pay;

  •
  with respect to Dr. Baum, if he resigns for any reason within three months following a change of control, payments equal to 12 months of base salary and one times his annual target bonus or if he resigns for good reason or is terminated by us without cause within twelve months following a change of control, 24 months of base salary and two times his annual target bonus payable in a lump sum;

  •
  with respect to Dr. Chen, 12 months base salary, payable in a lump sum;

  •
  with respect to Mr. Gergen, 18 months base salary, payable in a lump sum;

  •
  with respect to Dr. Baum, full vesting acceleration of all stock options; and

  •
  with respect to Dr. Baum, payment of COBRA group health insurance premiums for up to 18 months.

        Under the terms of the 2013 EIP, options held by our executive officers may be subject to acceleration, termination or other treatment in connection with a change of control transaction or their termination of employment, as described in Proposal 3, approval of the amendment to the 2013 EIP, above.

Other Equity Compensation Plans

2013 EIP

        A description of the 2013 EIP is included under Proposal 3.

Stock Option Plan

        Our Board of Directors and stockholders originally approved our Stock Option Plan in 1997 and approved various amendments, most recently in June 2012. As of December 31, 2013 we had 700,000 shares of common stock reserved for issuance under the Stock Option Plan. As of December 31, 2013, 2,555 shares of common stock had been issued under the Stock Option Plan and 309,262 shares were issuable under outstanding options granted under the Stock Option Plan.

        The 2013 EIP is a continuation of and successor to the Stock Option Plan and accordingly, no further grants are being made under the Stock Option Plan effective July 12, 2013.

        Pursuant to the Stock Option Plan, options may be granted to our employees, officers, directors and consultants and is available to U.S. residents, and the term, exercise price, number of shares of common stock covered by each option, as well as the permitted frequency of the exercise of such options, is determined by the Board of Directors (or committee thereof) at the time the options are granted, in accordance with the criteria set out in the Stock Option Plan.

        The exercise price of any option granted was based on our closing stock price as reported on the Toronto Stock Exchange ("TSX") at the end of the day prior to the option award date. In the event that there was no trading on the day prior to the option award date then the exercise price of the option award was determined by the volume-weighted average price on the five previous days on which the shares were traded. The period during which an option is exercisable and the vesting period of options were determined by the Board of Directors, in its sole discretion, at the time of granting the particular option award. The period during which an option is exercisable shall not, subject to the provisions of the Stock Option Plan, exceed 10 years from the date the option is granted. Since 2005, most options granted under the Stock Option Plan expire five years after the date the option is granted. However, if the term of an option expires during, or within ten business days after the expiration of, a blackout period (as that term is defined in the Stock Option Plan), then the term of such option or the unexercised portion thereof, shall be extended by ten business days after the expiration of the blackout period (the "Blackout Expiration Term"), provided that the Blackout Expiration Term will be reduced by the number of days between the date of the expiration of the term of the option and the end of the blackout period. The Board of Directors determined that effective January 1, 2012, stock options vest 20% on the date of award and then equally over four years, unless specifically stated otherwise. Previously options vested 25% on the date of award and then equally over three years, unless specifically stated otherwise. The Board of Directors determined that effective March 20, 2013 the term of an option would be seven years instead of the previous term of five years. Under certain circumstances, including mergers, amalgamations and consolidations or in the event of an offer to purchase the shares of common stock, the exercise period of an option may be accelerated.

        Options are not transferable and may be exercised by optionees while such optionees remain an employee, officer, director or consultant. If an optionee resigns his/her employment or if he/she ceases to be a director or consultant for any reason other than death, as the case may be, his/her non-vested options expire on the date termination while vested options expire 90 days after the date of his/her termination subject to the Board of Directors' right to alter any vesting period. If an optionee's employment, directorship or consulting agreement, as the case may be, is terminated by reason of death, his/her options will expire 180 days following the date of such termination subject to the Board of Directors' right to alter any vesting period. Upon an optionee's employment or a consultant's consultation agreement being terminated for just cause or resignation or termination at a time at which grounds for dismissal or termination for just cause exist, or upon an optionee being removed from office as a director, any option or the unexercised portion thereof granted to him/her shall terminate forthwith subject to the Board of Directors' right to alter any vesting period.

        The Stock Option Plan provides optionees with an election for a cashless exercise of an optionee's vested and exercisable options. The number of shares of common stock to be acquired under a cashless exercise shall be equal to the quotient obtained when the difference between the volume-weighted average price of the shares of common stock on the five previous days on which the shares of common stock were traded (the "Market Price") and the exercise price of the options is divided by the Market Price, multiplied by the number of options exercised.

        The Stock Option Plan provides that, upon the exercise of an option, the optionee shall make arrangements to our satisfaction regarding payment of any taxes of any kind required by law to be paid in connection with the exercise of the option. In order to satisfy our obligation, if any, to remit an amount to a taxation authority on account of the optionee's taxes in respect of the exercise, transfer or other disposition of an option, we have the right, at our sole discretion, to: (1) withhold amounts from any amounts owing to the optionee, whether under the Stock Option Plan or otherwise; (2) require the optionee to pay us the withholding tax amount as a condition of exercise of the option by an optionee; or (3) withhold from the shares of common stock otherwise deliverable to the optionee on exercise of the option such number of shares of common stock as have a market value not less than the withholding tax amount and cause such withheld shares of common stock to be sold on the optionee's behalf to fund the withholding tax amount, provided that any proceeds from such sale in excess of the withholding tax amount shall be promptly paid over to the optionee. Notwithstanding the foregoing, nothing precludes us and the optionee from agreeing to use a combination of the methods described above or some other method to fund the withholding tax amount.

        Under the Stock Option Plan, the Board of Directors may, at any time, subject to regulatory approval, amend, suspend or terminate the Stock Option Plan in whole or in part. Without obtaining stockholder approval, the Stock Option Plan may be amended by the Board of Directors for any purpose whatsoever, including, without limitation for the purpose of:

  •
  amendments of a "housekeeping" nature;

  •
  a change to the vesting provisions of an option;

  •
  a change to the termination provisions of an option or the Stock Option Plan which does not entail an extension beyond the original expiration date;

  •
  the addition of a cashless exercise feature payable in cash or securities; and

  •
  the addition of any form of financial assistance under the Stock Option Plan; provided, however, that no such amendment may:

  •
  increase the maximum number of shares of common stock issuable pursuant to the Stock Option Plan;

  •
  change the manner of determining the minimum option price;

  •
  alter the blackout expiration term;

  •
  reduce the option price per share for options granted to insiders under the Stock Option Plan;

  •
  extend the term of an option granted to insiders under the Stock Option Plan (subject to the blackout expiration term);

  •
  remove or exceed the insider participation limit under the Stock Option Plan;

  •
  amend the amending provision of the Stock Option Plan; or

  •
  without the consent of the optionee, adversely alter or impair any option previously granted to an optionee under the Stock Option Plan, without the consent of our stockholders, except to the extent required by law or by the regulations, rules, by-laws or policies of any regulatory authority or stock exchange.

        In the event we propose to consolidate, merge, amalgamate, reorganize, be arranged or undergo an internal reorganization (other than with our wholly-owned subsidiary or to liquidate, dissolve or wind-up, or in the event an offer to purchase the shares of common stock or any part thereof shall be made to all holders of shares of common stock (hereinafter individually referred to as an "Event"), we shall have the right, upon written notice thereof to each optionee holding options under the Stock Option Plan, to permit the exercise of all such options within the 30-day period next following the date of such notice and to determine that upon the expiration of such 30-day period, all rights of optionees to such options or to exercise same (to the extent not theretofore exercised) shall ipso facto terminate and cease to have further force or effect whatsoever, provided, however, that if any Event results in a party or parties acting in concert obtaining control (as that term is defined in the Stock Option Plan) of us, we will give notice to each optionee of the acquisition of control and all unexercised options, including all options which have not yet vested, will immediately become exercisable at the option price for the 30-day period following the date of the Event, at the expiration of which period all unexercised options will be deemed to have vesting periods and vesting conditions originally applicable prior to such Event.

2013 Employee Stock Purchase Plan

        In May 2013 our Board of Directors adopted the ESPP. The ESPP was approved by our stockholders in connection with the Arrangement. The purpose of the ESPP is to retain the services of new employees and secure the services of new and existing employees while providing incentives for such individuals to exert maximum efforts toward our success and that of our affiliates.

        Share Reserve.    The ESPP authorizes the issuance of 300,000 shares of our common stock pursuant to purchase rights granted to our employees or to employees of any of our designated affiliates. The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. As of the date hereof, no shares of our common stock have been purchased under the ESPP.

        Administration.    Our Board of Directors, or a duly authorized committee thereof, has the authority to administer the ESPP. The ESPP is implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, we may specify offerings with durations of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our common stock will be purchased for employees participating in the offering. An offering may be terminated under certain circumstances.

        Payroll Deductions.    Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, may participate in the ESPP and may contribute, normally through payroll deductions, up to 15% of their earnings for the purchase of our common stock under the ESPP. Unless otherwise determined by our Board of Directors, common stock will be purchased for accounts of employees participating in the ESPP at a price per share equal to the lower of (1) 85% of the fair market value of a share of our common stock on the first date of an offering or (2) 85% of the fair market value of a share of our common stock on the date of purchase.

        Limitations.    Employees may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by our Board of Directors: (1) customarily employed for more than 20 hours per week, (2) customarily employed for more than five months per calendar year or (3) continuous employment with us or one of our affiliates for a period of time (not to exceed two years). No employee may purchase shares under the ESPP at a rate in excess of $25,000 worth of our common stock based on the fair market value per share of our common stock at the beginning of an offering for each year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value pursuant to Section 424(d) of the Code.

        Changes to Capital Structure.    In the event that there occurs a change in our capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or similar transaction, the Board of Directors will make appropriate adjustments to (1) the number of shares reserved under the ESPP and (2) the number of shares and purchase price of all outstanding purchase rights.

        Corporate Transactions.    In the event of certain significant corporate transactions, including: (1) a sale of all our assets, (2) the sale or disposition of 90% of our outstanding securities, (3) the consummation of a merger or consolidation where we do not survive the transaction, and (4) the consummation of a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction, any then-outstanding rights to purchase our stock under the ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such purchase rights, then the participants' accumulated payroll contributions will be used to purchase shares of our common stock within ten business days prior to such corporate transaction, and such purchase rights will terminate immediately.

        Plan Amendments, Termination.    Our Board of Directors has the authority to amend or terminate our ESPP, provided that except in certain circumstances any such amendment or termination may not materially impair any outstanding purchase rights without the holder's consent. We will obtain stockholder approval of any amendment to our ESPP as required by applicable law or listing requirements.

NON-EMPLOYEE DIRECTOR COMPENSATION

        The Compensation Committee reviews and recommends the compensation of non-employee directors to the Board of Directors on an annual basis. The following table summarizes the compensation earned by or paid to each of the non-employee directors in 2013:

Name	Fees Earned or Paid in Cash ($)	Total ($)
Henry J. Fuchs, M.D.	43,000	43,000
Martin Godbout, O.C., Ph.D.(1)	66,706	66,706
Craig Johnson(2)	16,848	16,848
Rodney W. Lappe, Ph.D.	55,500	55,500
Margaret Mulligan(1)(3)	26,557	26,557
Peter Thompson, M.D.	48,000	48,000

(1)
Fees paid in Canadian dollars and converted to U.S. dollars above using the exchange rate on the date of payment

(2)
Mr. Johnson became a member of the Board of Directors in August 2013

(3)
Ms. Mulligan did not stand for re-election and left the Board of Directors in June 2013

Name	Total Number of Shares Underlying Stock Options (#)
Henry J. Fuchs, M.D.	8,953
Martin Godbout, O.C., Ph.D.	22,521
Craig Johnson	7,000
Rodney W. Lappe, Ph.D.	8,953
Peter Thompson, M.D.	10,953

        The following table summarizes the annual compensation for non-employee directors in 2013:

Cash Compensation		Stock-Based Compensation
Board of Directors annual retainer	$40,000	Number of shares underlying stock option granted upon joining the Board	7,000
Incremental annual retainer for the Chairman	$25,000	Number of shares underlying annual stock options awarded to non-employee directors in 2013	—
Committee Chair annual retainer
Audit	$10,000
Compensation	$5,000
Nominating and Corporate Governance	$5,000
Committee member annual retainer
Audit	$5,000
Compensation	$3,000
Nominating and Corporate Governance	$3,000

        The cash retainers are paid in U.S. dollars for U.S.-based directors and in Canadian dollars for Canadian-based directors. Director's fees are prorated to the date the director is appointed or elected. In addition, directors are reimbursed for all reasonable and documented travel-related expenses incurred by them in order to attend Board of Directors and committee meetings, subject to our travel policy.

        Effective January 1, 2014 the Board Compensation Committee approved changes to the cash retainer element and effective March 19, 2014 the Board changed the equity element of the non-employee director compensation policy to better align our non-employee director compensation to current market levels which were determined based upon a compensation assessment conducted by Barney & Barney LLP in January 2014. The changes approved were as follows:

  •
  Increases the Committee Chair annual retainer for Audit to $15,000, for Compensation to $10,000 and for Nominating and Corporate Governance to $7,000

  •
  Increases the Committee member annual retainer for Audit to $7,500, for Compensation to $5,000 and for Nominating and Corporate Governance to $3,500.

  •
  Initial stock option grant upon joining the Board of Directors set at 15,000 shares vesting in equal monthly installments over 36 months following the date of grant and annual stock option grants set at 7,500 shares vesting in equal monthly installments over 12 months following the date of grant.

Limitation of Liability and Indemnification

        Our amended and restated certificate of incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability for any:

  •
  breach of their duty of loyalty to the corporation or its stockholders;

  •
  act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

  •
  unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

  •
  transaction from which the directors derived an improper personal benefit.

        Our amended and restated certificate of incorporation does not eliminate a director's duty of care and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. These limitations also do not affect a director's responsibilities under any other laws, such as the federal securities laws or other state or federal laws. Our bylaws, provide that we will indemnify our directors and executive officers, and may indemnify other officers, employees and other agents, to the fullest extent permitted by law. Our bylaws also provide that we are obligated to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding and also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to us, regardless of whether our amended and restated bylaws permit such indemnification. We have obtained a directors' and officers' liability insurance policy.

        We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys' fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

        The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder's investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

        At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The following is a description of transactions since January 1, 2013 to which we have been a party, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year end for the last two years, and in which any of our executive officers, directors or holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than compensation, termination and change of control arrangements, which are described under "Executive and Director Compensation."

Participation in Offering

        In October 2013, we completed a public offering pursuant to which we issued and sold an aggregate of 3,250,000 shares of our common stock, at a public offering price of $17.50 per share. The following table sets forth the number of shares of common stock purchased by holders of more than

5% of our common stock or entities affiliated with them, directors and entities affiliated with certain of our directors at the closing of the initial public offering:

Name	Shares Of Common Stock	Purchase Price
Baker Bros. Advisors, LLC.	400,000	$17.50
Tavistock Life Sciences	400,000	$17.50
RA Capital Healthcare Fund, L.P.	225,000	$17.50
Tang Capital Partners, L.P.	57,143	$17.50
OrbiMed Advisors LLC	125,000	$17.50

Employment Arrangements

        We currently maintain written employment agreements with several of our Named Executive Officers, as described in "Executive Compensation."

Stock Options Granted to Executive Officers and Directors

        We have granted stock options to our executive officers and directors, as more fully described in "Executive Compensation."

Indemnification Agreements

        We have entered, and intend to continue to enter, into separate indemnification agreements with each of our directors and executive officers, as described in "Executive Compensation—Limitation of Liability and Indemnification."

Director Affiliations With Our Principal Stockholders

        Some of our directors are affiliated with our principal stockholders as indicated in the table below:

Director	Affiliation
Rodney W. Lappe, Ph.D.	Tavistock Life Sciences
Peter Thompson, M.D.	OrbiMed Advisors LLC

Board Observer and Nomination Rights

        As long as either Baker Brothers or Tavistock beneficially owns at least 10% of our issued and outstanding shares of common stock, calculated on a partially diluted basis (assuming only the exercise of any convertible securities or rights to acquire shares of common stock of such stockholders), then Baker Brothers and Tavistock, as the case may be, has the right to appoint an observer to the Board of Directors. Each observer has the right to receive notice of and attend the meetings of the Board of Directors, and has the right to address the Board of Directors at any of its meetings, but does not have any right to vote at any meeting of the Board of Directors.

        In addition to appointing an observer, as long as either Baker Brothers or Tavistock owns at least 10% of the issued and outstanding shares of common stock, calculated on a partially diluted basis (assuming only the exercise of any convertible securities or rights to acquire shares of common stock of such stockholders), then Baker Brothers and Tavistock, as the case may be, has the right, but not the obligation, to nominate one person to the Board of Directors. We are required to include each of Baker Brothers' and Tavistock's director nominees in our proposed slate of directors at each annual or special (if applicable) meeting and recommend that stockholders vote in favor of such nominee.

Policies and Procedures for Transactions with Related Persons

        We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration, approval and oversight of "related-person transactions." For purposes of our policy only, a "related-person transaction" is a past, present or future transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any "related person" are, were or will be participants involving an amount that exceeds the lesser of $120,000 or 1% of our average total assets for the last two fiscal years.

        Transactions involving compensation for services provided to us by an employee, consultant or director will not be considered related-person transactions under this policy. A "related person," as determined since the beginning of our last fiscal year, is any executive officer, director or a holder of more than five percent of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

        The policy imposes an affirmative duty upon each director and executive officer to identify, and we will request that significant stockholders identify, any transaction involving them, their affiliates or immediate family members that may be considered a related party transaction before such person engages in the transaction. Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of our Board of Directors) for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative transactions are available. In considering related-person transactions, our Audit Committee or other independent body of our Board of Directors takes into account the relevant available facts and circumstances including, but not limited to:

  •
  the risks, costs and benefits to us of the transaction;

  •
  the impact on a director's independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

  •
  the terms of the transaction;

  •
  the availability of other sources for comparable services or products; and

  •
  the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally.

        In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. Our policy requires that, in reviewing a related party transaction, our Audit Committee must consider, in light of known circumstances, and determine in the good faith exercise of its discretion whether the transaction is in, or is not inconsistent with, the best interests of us and our stockholders.

Compensation Committee Interlocks and Insider Participation

        None of our current or former executive officers serves as a member of our Compensation Committee. None of our officers serves, or has served during the last completed fiscal year on the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board of Directors or our Compensation Committee.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Mirati Therapeutics, Inc. stockholders will be "householding" our proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or Mirati Therapeutics, Inc. Direct your written request to Mirati Therapeutics, Inc., Attn: Director of Investor Relations, 9363 Towne Center Drive, Suite 200, San Diego, CA 92121 or contact Mark Gergen at (858) 332-3410. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request "householding" of their communications should contact their brokers.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Mark J. Gergen Secretary

April 17, 2014

Appendix A

MIRATI THERAPEUTICS, INC.

2013 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: MAY 8, 2013

APPROVED BY THE STOCKHOLDERS: JUNE 21, 2013

AMENDED AND APPROVED BY THE BOARD: APRIL 3, 2014

REGISTRATION DATE/EFFECTIVE DATE: JULY 12, 2013

1.     GENERAL.

        (a)    Successor to and Continuation of Prior Plan.    The Plan is intended as the successor to and continuation of the MethylGene Inc. Amended and Restated Stock Option Plan, as amended June 27, 2012 (the "Prior Plan"). From and after 12:01 a.m. Pacific time on the Effective Date, no additional stock awards will be granted under the Prior Plan. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be granted under this Plan. All stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.

            (i)  Any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Pacific Time on the Effective Date (the "Prior Plan's Available Reserve") will cease to be available under the Prior Plan at such time. Instead, that number of shares of Common Stock equal to the Prior Plan's Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and will be immediately available for grants and issuance pursuant to Stock Awards hereunder, up to the maximum number set forth in Section 3(a) below.

           (ii)  In addition, from and after 12:01 a.m. Pacific time on the Effective Date, any shares subject, at such time, to outstanding stock awards granted under the Prior Plan that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares the "Returning Shares") will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, up to the maximum number set forth in Section 3(a) below.

        (b)    Eligible Award Recipients.    Employees, Directors and Consultants are eligible to receive Awards.

        (c)    Available Awards.    This Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

        (d)    Purpose.    This Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.     ADMINISTRATION.

        (a)    Administration by Board.    The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

        (b)    Powers of Board.    The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan, including but not limited to Section 2(b)(xii):

            (i)  To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

           (ii)  To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

          (iii)  To settle all controversies regarding the Plan and Awards granted under it.

          (iv)  To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

           (v)  To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant's rights under the Participant's then-outstanding Award without such Participant's written consent except as provided in subsection (viii) below.

          (vi)  To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant's rights under an outstanding Award without the Participant's written consent.

         (vii)  To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding "incentive stock options" or (C) Rule 16b-3.

        (viii)  To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant's rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant's rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant's consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

          (ix)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

           (x)  To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

          (xi)  To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash award and/or (6) award of other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

         (xii)  Notwithstanding any contrary provision in this Plan, for so long as the Company remains listed on the TSX, no amendment of the Board may: (i) increase the maximum number of shares of Common Stock issuable pursuant to the Plan; (ii) change the minimum exercise or strike price of each Option or SAR (as determined in accordance with Section 5(b) hereof); (iii) reduce the exercise or strike price of each Option granted to Insiders; (iv) extend the term of an option granted to Insiders; (v) amend the amending provision of the Plan; (vi) make any change to the Participants that would have the potential for broadening or increasing Insider participation in the Plan; or (vii) increase any limit on the total number of shares of Common Stock that may be acquired by Insiders of the Company and acquired by Insiders within a one-year period.

        (c)    Delegation to Committee.

          (i)    General.    The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

          (ii)    Section 162(m) and Rule 16b-3 Compliance.    The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

        (d)    Delegation to an Officer.    The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(y)(iii) below.

        Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.     SHARES SUBJECT TO THE PLAN.

        (a)    Share Reserve.    Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 1,952,958 shares (the "Share Reserve"), which number is the sum of (i) 99,220 shares, plus (ii) the number of shares subject to the Prior Plan's Available Reserve, plus (iii) the number of shares that are Returning Shares, as such shares become available from time to time. For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

        (b)    Reversion of Shares to the Share Reserve.    If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

        (c)    Incentive Stock Option Limit.    Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 4,000,000 shares of Common Stock.

        (d)    Section 162(m) Limitations.    Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations shall apply.

            (i)  A maximum of 500,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Stock Awards will not satisfy the requirements to be considered "qualified performance-based compensation" under Section 162(m) of the Code unless such additional Stock Award is approved by the Company's stockholders.

           (ii)  A maximum of 500,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

          (iii)  A maximum of $1,000,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

        (e)    Source of Shares.    The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.     ELIGIBILITY.

        (a)    Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to employees of the Company or a "parent corporation" or "subsidiary corporation" thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any "parent" of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as "service recipient stock" under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

        (b)    Insider Limit.    For so long as the Company remains listed on the TSX: (i) the aggregate number of shares of Common Stock reserved for issuance at any time to Insiders of the Company under the Plan and any other stock compensation arrangement of the Company, if any, is limited to 10% of the total of the issued and outstanding shares of Common Stock of the Company; and (ii) the aggregate number of shares of Common Stock issued to Insiders of the Company under the Plan and any other share compensation arrangement of the Company, if any, within any one-year period, is limited to 10% of the total of the issued and outstanding shares of Common Stock of the Company.

        (c)    Ten Percent Stockholders.    A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.     PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

        Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

        (a)    Term.    Subject to the provisions of Section 4(c) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

        (b)    Exercise Price.    Subject to the provisions of Section 4(c) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing and, for so long as the Company is listed on the TSX, subject to TSX approval, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

        (c)    Purchase Price for Options.    The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

            (i)  by cash, check, bank draft or money order payable to the Company;

           (ii)  pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

          (iii)  by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

          (iv)  if an Option is a Nonstatutory Stock Option, by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the "net exercise," (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

           (v)  in any other form of legal consideration that may be acceptable to the Board, permissible under applicable law, the rules of any applicable stock exchange and specified in the applicable Award Agreement.

        (d)    Exercise and Payment of a SAR.    To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

        (e)    Transferability of Options and SARs.    The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

          (i)    Restrictions on Transfer.    An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

          (ii)    Domestic Relations Orders.    Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

          (iii)    Beneficiary Designation.    Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant's estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

        (f)    Vesting Generally.    The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

        (g)    Termination of Continuous Service.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates (other than for Cause and other than upon the Participant's death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

        (h)    Extension of Termination Date.    If the exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause and other than upon the Participant's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant's Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant's Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause) would violate the Company's insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant's Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company's insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

        (i)    Disability of Participant.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

        (j)    Death of Participant.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant's Continuous Service terminates as a result of the Participant's death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant's Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant's estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant's death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant's death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

        (k)    Termination for Cause.    Except as explicitly provided otherwise in a Participant's Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant's Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant's termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service.

        (l)    Non-Exempt Employees.    If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant's retirement (as such term may be defined in the Participant's Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee's regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.     PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

        (a)    Restricted Stock Awards.    Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company's bylaws, at the Board's election, shares of Common Stock may be (x) held in book entry form subject to the Company's instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

          (ii)    Vesting.    Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

          (iii)    Termination of Participant's Continuous Service.    If a Participant's Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

          (iv)    Transferability.    Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

          (v)    Dividends.    A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

        (b)    Restricted Stock Unit Awards.    Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law and the rules of any applicable stock exchange.

          (ii)    Vesting.    At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

          (iii)    Payment.    A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

          (iv)    Additional Restrictions.    At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

          (v)    Dividend Equivalents.    Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

          (vi)    Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

        (c)    Performance Awards.

          (i)    Performance Stock Awards.    A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant's completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

          (ii)    Performance Cash Awards.    A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

          (iii)    Board Discretion.    The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

          (iv)    Section 162(m) Compliance.    Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as "performance-based compensation" thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date 90 days after the commencement of the applicable Performance Period, and (b) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of, or completion of any Performance Goals, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

        (d)    Other Stock Awards.    Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.     COVENANTS OF THE COMPANY.

        (a)    Availability of Shares.    The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

        (b)    Securities Law Compliance.    The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

        (c)    No Obligation to Notify or Minimize Taxes.    The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.     MISCELLANEOUS.

        (a)    Use of Proceeds from Sales of Common Stock.    Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

        (b)    Corporate Action Constituting Grant of Awards.    Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

        (c)    Stockholder Rights.    No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of

Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

        (d)    No Employment or Other Service Rights.    Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (e)    Change in Time Commitment.    In the event a Participant's regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

        (f)    Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

        (g)    Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (h)    Withholding Obligations.    Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

        (i)    Electronic Delivery.    Any reference herein to a "written" agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto), and for so long as the Company remains a "reporting issuer" under Canadian Securities Laws at www.SEDAR.com, or posted on the Company's intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

        (j)    Deferrals.    To the extent permitted by applicable law and the rules of any applicable stock exchange, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant's termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

        (k)    Compliance with Section 409A of the Code.    Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes "deferred compensation" under Section 409A of the Code is a "specified employee" for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a "separation from service" (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant's "separation from service" (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant's death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

        (l)    Compliance with TSX and Canadian Securities Law requirements.    The Company's obligation to issue Stock Awards or shares of Common Stock under the Plan is subject to all of the applicable laws, regulations or rules of any government agency or other competent authority in respect to the issuance or distribution of securities and to the rules of any stock exchange on which the Common Stock of the Company is listed, if applicable. For so long as the Company remains a

"reporting issuer" under Canadian Securities Laws, this Plan shall remain subject to listing requirements and policies of the TSX, including but not limited to the TSX Company Manual, as well as applicable Canadian Securities Laws.

        (m)    Clawback/Recovery.    All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for "good reason" or "constructive termination" (or similar term) under any agreement with the Company.

9.     ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

        (a)    Capitalization Adjustments.    In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive, provided that for so long as the Company is listed on the TSX, such adjustments will also be subject to TSX approval.

        (b)    Dissolution or Liquidation.    Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company's repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

        (c)    Corporate Transaction.    The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

            (i)  arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

           (ii)  arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company);

          (iii)  accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

          (iv)  arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

           (v)  cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

          (vi)  make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

        The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

        (d)    Change in Control.    A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.   PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

        The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board (the "Adoption Date"), or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.   EXISTENCE OF THE PLAN; TIMING OF FIRST GRANT OR EXERCISE.

        The Plan will come into existence on the Adoption Date; provided, however, that no Award may be granted prior to the Effective Date. In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, no Stock Award will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the date the Plan is adopted by the Board.

12.   CHOICE OF LAW.

        The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state's conflict of laws rules.

13.   DEFINITIONS.

        As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

          (a)   "Affiliate" means, at the time of determination, any "parent" or "subsidiary" of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which "parent" or "subsidiary" status is determined within the foregoing definition.

          (b)   "Award" means a Stock Award or a Performance Cash Award.

          (c)   "Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

          (d)   "Board" means the Board of Directors of the Company.

          (e)   "Canadian Securities Laws" means collectively, all securities laws of the provinces and territories of Canada and the respective rules and regulations under such laws together with applicable published policy statements, instruments, notices and blanket orders or rulings and all discretionary orders or rulings, if any, applicable to the Company.

          (f)    "Capital Stock" means each and every class of common stock of the Company, regardless of the number of votes per share.

          (g)   "Capitalization Adjustment" means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

          (h)   "Cause" will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant's commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant's attempted commission of, or participation (whether by affirmative act or omission) in, a fraud or act of dishonesty against the Company and/or its Affiliates; (iii) such Participant's intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company and/or its Affiliates and which has a material adverse effect on the Company and/or its Affiliates; (iv) such Participant's unauthorized use or disclosure of the Company's confidential information or trade secrets; or (v) such Participant's gross misconduct. The determination that a termination of the Participant's Continuous Service is either for Cause or without Cause will be made by the Company, in its sole and exclusive judgment and discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

          (i)    "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

              (i)  any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company's securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the Effective Date, either an executive officer or a Director (either, an "Registration Investor") and/or any entity in which an Registration Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the "Registration Entities") or on account of the Registration Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company's then outstanding securities as a result of the conversion of any class of the Company's securities into another class of the Company's securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company's Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

             (ii)  there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the Registration Entities;

            (iii)  there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the Registration Entities; or

            (iv)  individuals who, on the date the Plan is adopted by the Board, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

  Notwithstanding the foregoing definition or any other provision of this Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

          (j)    "Code" means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

          (k)   "Committee" means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c)0.

          (l)    "Common Stock" means, as of the Effective Date, the common stock of the Company, having 1 vote per share.

          (m)  "Company" means Mirati Therapeutics, Inc., a Delaware corporation.

          (n)   "Consultant" means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a "Consultant" for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company's securities to such person.

          (o)   "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, will not terminate a Participant's Continuous Service ; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant's Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an

  Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company's leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

          (p)   "Corporate Transaction" means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

              (i)  a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

             (ii)  a sale or other disposition of at least 90% of the outstanding securities of the Company;

            (iii)  a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

            (iv)  a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

          (q)   "Covered Employee" will have the meaning provided in Section 162(m)(3) of the Code.

          (r)   "Director" means a member of the Board.

          (s)   "Disability" means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

          (t)    "Effective Date" means the date of effectiveness of the Company's Registration Statement on Form 10.

          (u)   "Employee" means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an "Employee" for purposes of the Plan.

          (v)   "Entity" means a corporation, partnership, limited liability company or other entity.

          (w)  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (x)   "Exchange Act Person" means any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

          (y)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

              (i)  If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market where the greatest volume of trading and value in the Common Stock occurs) on the date of determination, as reported in a source the Board deems reliable.

             (ii)  Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

            (iii)  In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

          (z)   "Incentive Stock Option" means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an "incentive stock option" within the meaning of Section 422 of the Code.

          (aa) "Insider" has the same meaning ascribed thereto in the Toronto Stock Exchange Company Manual.

          (bb) "Non-Employee Director" means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

          (cc) "Nonstatutory Stock Option" means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

          (dd) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

          (ee) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

          (ff)  "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

          (gg) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

          (hh) "Other Stock Award" means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d)0.

          (ii)   "Other Stock Award Agreement" means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

          (jj)   "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an "affiliated corporation," and does not receive remuneration from the Company or an "affiliated corporation," either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

          (kk) "Own," "Owned," "Owner," "Ownership" means a person or Entity will be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

          (ll)   "Participant" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

          (mm)  "Performance Cash Award" means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii)0.

          (nn) "Performance Criteria" means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder's equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) user satisfaction; (xxx) stockholders' equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) bookings; (xxxviii) the number of users, including but not limited to unique users; (xxxix) employee retention; (xxxx) and to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

          (oo) "Performance Goals" means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company's bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

          (pp) "Performance Period" means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

          (qq) "Performance Stock Award" means a Stock Award granted under the terms and conditions of Section 6(a).

          (rr)  "Plan" means this Mirati Therapeutics, Inc. 2013 Equity Incentive Plan.

          (ss)  "Restricted Stock Award" means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a)0.

          (tt)  "Restricted Stock Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

          (uu) "Restricted Stock Unit Award" means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b)0.

          (vv) "Restricted Stock Unit Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

          (ww)  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

          (xx) "Securities Act" means the Securities Act of 1933, as amended.

          (yy) "Stock Appreciation Right" or "SAR" means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

          (zz) "Stock Appreciation Right Agreement" means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

          (aaa)  "Stock Award" means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

          (bbb)  "Stock Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

          (ccc)  "Subsidiary" means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

          (ddd)  "Ten Percent Stockholder" means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

          (eee) "TSX" means the Toronto Stock Exchange.

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com
MIRATI THERAPEUTICS INC

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

9363 TOWNE CENTER DRIVE
SUITE 200
SAN DIEGO, CA 92121

During The Meeting - Go to www.virtualshareholdermeeting.com/MRTX2014

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,
51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M70108-P50543	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

MIRATI THERAPEUTICS INC	For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	All	All	Except
The Board of Directors recommends you vote
FOR the following:

1. Election of Directors

Nominees:

01) Charles M. Baum 02) Henry J. Fuchs 03) Craig Johnson 04) Rodney W. Lappe 05) William R. Ringo

The Board of Directors recommends you vote FOR proposals 2 and 3.					For	Against	Abstain

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

3. To approve an increase of 900,000 shares in the aggregate number of shares of our common stock authorized for issuance under our 2013 Equity Incentive Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M70109-P50543

MIRATI THERAPEUTICS INC

Annual Meeting of Stockholders

May 21, 2014 9:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Charles M. Baum and Mark J. Gergen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MIRATI THERAPEUTICS INC that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 9:00 AM, PDT on 5/21/2014, at www.virtualshareholdermeeting.com/MRTX2014, and any adjournment or post ponement there of.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side